                            PACIFIC CAPITAL BANCORP
                            -----------------------




                 NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
                              AND PROXY STATEMENT

                            PACIFIC CAPITAL BANCORP
                            -----------------------






Dear Fellow Shareholder:

     Please accept this invitation to attend our 2002 Annual Shareholders' Meeting. The meeting will be held Tuesday, April 23, at 2:00 p.m. at the Lobero Theatre, 33 East Canon Perdido, in Santa Barbara.

     Our agenda will include the election of 12 directors, approval of the 2002 Stock Plan and ratification of the board's selection of our outside auditors. We will also take this opportunity to provide you with a report on our 2001 performance and to answer any questions you might have about the Company's past performance or our future plans. Included with this proxy statement is the Company's Form 10-K for the year 2001.

     In our continued efforts to make it easier for shareholders to vote, we are offering the convenience of telephone voting again this year. Easy-to-follow telephone voting instructions are included on your proxy card, and we encourage you to take advantage of this convenient, cost effective way to vote.

     Please accept our thanks for your continued confidence in our Company. We look forward to seeing you at the meeting.


                                        Sincerely,


                                        /s/ David W. Spainhour
                                        -----------------------------------
                                        David W. Spainhour
                                        Chairman of the Board



                                        /s/ William S. Thomas, Jr.
                                        -----------------------------------
                                        William S. Thomas, Jr.
                                        President & Chief Executive Officer

                               TABLE OF CONTENTS


NOTICE OF THE 2002 ANNUAL MEETING OF SHAREHOLDERS . . . . . . . . . . . . .    1

PROXY STATEMENT

    Questions and Answers . . . . . . . . . . . . . . . . . . . . . . . . .    2

    Proposals to be Voted Upon  . . . . . . . . . . . . . . . . . . . . . .    5

    Board of Directors  . . . . . . . . . . . . . . . . . . . . . . . . . .   10

       Board and Committee Meetings . . . . . . . . . . . . . . . . . . . .   13

       Compensation Committee Interlocks  . . . . . . . . . . . . . . . . .   14

       Director Compensation  . . . . . . . . . . . . . . . . . . . . . . .   14

    Executive Officers. . . . . . . . . . . . . . . . . . . . . . . . . . .   15

    Executive Compensation  . . . . . . . . . . . . . . . . . . . . . . . .   16

       Beneficial Ownership Table . . . . . . . . . . . . . . . . . . . . .   16

       Summary Compensation Table . . . . . . . . . . . . . . . . . . . . .   17

       Key Employee Retiree Health Plan . . . . . . . . . . . . . . . . . .   18

       Management Retention Plan  . . . . . . . . . . . . . . . . . . . . .   18

       Deferred Compensation Plan . . . . . . . . . . . . . . . . . . . . .   18

       Option Grants Table  . . . . . . . . . . . . . . . . . . . . . . . .   19

       Option Exercises and Fiscal Year-end Values Table  . . . . . . . . .   20

    Performance Graph . . . . . . . . . . . . . . . . . . . . . . . . . . .   21

    Report of the Governance and Compensation Committee . . . . . . . . . .   22

    Report of the Audit Committee . . . . . . . . . . . . . . . . . . . . .   23

    Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . .   25

       Certain Transactions . . . . . . . . . . . . . . . . . . . . . . . .   25

       Section 16(a) Beneficial Ownership Reporting Compliance  . . . . . .   25

       Submission of Shareholder Proposals  . . . . . . . . . . . . . . . .   25

       Director Nominations . . . . . . . . . . . . . . . . . . . . . . . .   25

       Solicitation Expenses  . . . . . . . . . . . . . . . . . . . . . . .   25

       Financial Materials  . . . . . . . . . . . . . . . . . . . . . . . .   25

    Exhibit A - 2002 Stock Plan . . . . . . . . . . . . . . . . . . . . . .   26

               NOTICE OF THE 2002 ANNUAL MEETING OF SHAREHOLDERS


                            PACIFIC CAPITAL BANCORP
                            -----------------------
                              1021 Anacapa Street
                                P. O. Box 60839
                          Santa Barbara, CA 93160-0839

                                                                  March 15, 2002

To Our Shareholders:


     The Annual Meeting of Shareholders of Pacific Capital Bancorp will be held on Tuesday, April 23, 2002, at 2:00 p.m., at the Lobero Theatre, 33 East Canon Perdido, Santa Barbara, California, to consider and take action on the following proposals:

     1. Elect 12 directors: Edward E. Birch, Richard M. Davis, Richard S. Hambleton, Jr., Dale E. Hanst, D. Vernon Horton, Roger C. Knopf, Clayton C. Larson, Gerald T. McCullough, Richard A. Nightingale, Kathy
          J. Odell, David W. Spainhour and William S. Thomas, Jr., each for a term of one year;

     2.   Approve the 2002 Stock Plan;

     3. Shareholder Ratification of the Board of Directors' Selection of Independent Accountants; and

     4.   Such other business as may properly come before the Meeting.

     Shareholders who owned shares of our stock at the close of business on February 22, 2002 are entitled to attend and vote at the Annual Meeting. This notice, the proxy statement, voting instruction card, the 2001 Annual Report, and Form 10-K are being distributed on or about March 15, 2002.

     Regardless of whether you plan to attend the meeting in person, we urge you to vote in favor of each of the proposals as soon as possible.


                                      By Order of the Board of Directors

                                      /s/ Jay D. Smith
                                      ----------------------------------
                                      Jay D. Smith
                                      Corporate Secretary

QUESTIONS AND ANSWERS
================================================================================

Q: WHO IS ENTITLED TO VOTE?                / / shareholder ratification of
                                               the Board of Directors'
A: Shareholders who own Company                selection of our independent
   stock as of the close of                    accountants for 2002.
   business on February 22, 2002
   (the Record Date) may attend            See the section entitled "Proposals
   and vote at the annual                  To Be Voted On" for more information.
   meeting. Each share is
   entitled to one vote. There          Q: HOW DO I VOTE?
   were 26,220,278 shares of our
   stock outstanding on the             A: YOU MAY VOTE BY MAIL. Mark
   Record Date.                            your choices on the enclosed
                                           proxy card and sign, date and
Q: WHAT IS THE PROXY CARD?                 return it in the enclosed
                                           self-addressed envelope. If
A: The proxy card enables you to           you sign your proxy card but
   appoint David W. Spainhour,             do not make any selections,
   William S. Thomas, Jr. and Jay          your shares will be voted:
   D. Smith as your
   representatives at the annual           / / for the 12 named nominees for
   meeting. By completing and                  directors;
   returning the proxy card, you
   are authorizing them to vote            / / for the approval of the 2002
   your shares at the meeting as               Stock Plan; and
   you instructed on your proxy
   card. This way, your shares             / / for the ratification of the
   will be voted whether or not                board's selection of the
   you attend the meeting. Even                accountants.
   if you plan to attend the
   meeting, it is a good idea to           YOU MAY VOTE BY TELEPHONE. Follow the
   complete and return your proxy          "Vote by Telephone" instructions that
   card before the meeting date            came with your proxy card. If you
   just in case your plans                 vote by telephone, you do not have to
   change.                                 mail in your proxy card.

   If a proposal comes up for              YOU MAY VOTE IN PERSON AT THE
   vote at the meeting that                MEETING. We will pass out written
   is not on the proxy card,               ballots to anyone who wants to vote
   Messrs. Spainhour, Thomas and           at the meeting. However, if you hold
   Smith will vote your shares,            your shares in street name, you must
   under your proxy, according to          request a proxy from your stockbroker
   their best judgment.                    in order to vote at the meeting.
                                           Holding shares in "street name" means
Q: WHAT AM I VOTING ON?                    you hold them in an account at a
                                           brokerage firm.
A: You are voting on:
                                        Q: WHAT DOES IT MEAN IF I GET MORE THAN
   / / the election of 12 directors        ONE PROXY CARD?
       (Edward E. Birch, Richard M.
       Davis, Richard S. Hambleton,     A: Your shares are probably registered
       Jr., Dale E. Hanst, D. Vernon       differently or are in more than one
       Horton, Roger C. Knopf,             account. Vote all proxy cards to
       Clayton C. Larson, Gerald T.        ensure that all your shares are
       McCullough, Richard A.              voted.
       Nightingale, Kathy J. Odell,
       David W. Spainhour and William
       S. Thomas, Jr.);

   / / a proposal to approve the 2002
       Stock Plan; and

   Unless you need multiple                You may have granted to your
   accounts for specific                   stockbroker discretionary
   purposes, we recommend that             voting authority over your
   you consolidate as many of              account. Depending on the
   your accounts as possible               terms of your agreement with
   under the same name and                 your stockbroker, the firm may
   address. If the shares are              be able to vote your shares.
   registered in your name,                We encourage you to provide
   contact our transfer agent,             instructions to your brokerage
   Mellon Investor Services                firm on how to vote your
   (800-522-6645); otherwise,              shares. This ensures your
   contact your brokerage firm.            shares will be voted at the
                                           meeting.
Q: HOW DO I REVOKE MY PROXY?
                                        Q: HOW ARE ABSTENTIONS AND
A: You may revoke your proxy and           BROKER NON-VOTES TREATED?
   change your vote at any time
   before the polls close at the        A: The affirmative vote of the
   meeting. You may do this by:            holders of a majority of the
                                           shares cast and voting on the
   / / signing another proxy               proposals at the meeting is
       with a later date;                  required to approve the
                                           proposals (other than the
   / / voting by telephone (your           election of directors).
       latest vote is counted);            Abstentions and broker
       or                                  non-votes will be counted for
                                           purposes of satisfying the
   / / voting at the meeting.              quorum requirement.
                                           Abstentions will be counted as
                                           voting shares and will have
Q: WILL MY SHARES BE VOTED IF I DO         the effect of a vote "against"
   NOT RETURN MY PROXY CARD?               the proposals. Broker
                                           non-votes will not be counted
A: IF YOUR SHARES ARE HELD IN              as shares voting on the
   YOUR NAME, they will not be             proposals.
   voted at the meeting unless
   you either complete and submit       Q: HOW MANY SHARES MUST BE PRESENT
   a proxy, vote by telephone or           TO HOLD THE MEETING?
   attend the meeting and vote in
   person.                              A: To hold the meeting and
                                           conduct business, a majority
   IF YOUR SHARES ARE HELD IN              of our shares outstanding as
   STREET NAME, your brokerage             of February 22, 2002, must be
   firm, under certain                     present at the meeting. This
   circumstances, may vote your            is called a quorum. Shares are
   shares. Under NASD rules,               counted as present at the
   brokerage firms have authority          meeting if the shareholder:
   to vote customers' unvoted
   shares on "routine" matters.            / / is present and votes in
   We have determined that our                 person at the meeting,
   proposals are routine matters
   except for the proposal to              / / has properly submitted a
   approve the 2002 Stock Plan.                proxy card, or

   If you do not give a proxy to           / / has voted by telephone.
   vote your shares, your
   brokerage firm may either:           Q: HOW MANY VOTES MUST THE NOMINEES
                                           HAVE TO BE ELECTED AS DIRECTORS?
   / / vote your shares on routine
       matters, or                      A: The 12 nominees receiving the
                                           highest number of yes votes
   / / leave your shares unvoted.          will be elected as directors.
                                           This number is called a
                                           plurality. (We use the phrase
                                           "yes vote" to mean a vote for
                                           a proposal.)

Q: WHAT HAPPENS IF A NOMINEE IS            If you give your proxy without
   UNABLE TO STAND FOR ELECTION?           voting instructions, your
                                           shares will be counted as a
A: The Board may reduce the                yes vote FOR each nominee, FOR
   number of directors or select           approval of the 2002 Stock
   a substitute nominee. In the            Plan and FOR the ratification
   latter case, if you have                of the auditors.
   completed and returned your
   proxy card, Messrs. Spainhour,          Voting results are tabulated
   Thomas and Smith can vote your          and certified by our transfer
   shares for a substitute                 agent, Mellon Investor Services.
   nominee. They cannot vote for
   more than 12 nominees.               Q: IS MY VOTE KEPT CONFIDENTIAL?

Q: HOW MANY VOTES MUST THE              A: Proxies, ballots and voting
   PROPOSAL TO APPROVE THE 2002            tabulations identifying
   STOCK PLAN HAVE TO PASS?                shareholders are kept
                                           confidential and will not be
A: To pass, the proposal must              disclosed except as may be
   receive the yes vote of a               necessary to meet legal
   majority of the shares present          requirements.
   at the meeting in person or by
   proxy, but not less than a           Q: WHERE DO I FIND THE VOTING
   majority of the shares                  RESULTS OF THE MEETING?
   required for a quorum.
                                        A: We will announce preliminary
Q: HOW MANY VOTES MUST THE                 voting results at the meeting.
   PROPOSAL TO RATIFY THE BOARD'S          Final results will be
   SELECTION OF THE AUDITORS HAVE          published in our quarterly
   TO PASS?                                report on Form 10-Q for the
                                           second quarter of 2002. We
A: To pass, the proposal must              will file that report with the
   receive the yes vote of a               Securities and Exchange
   majority of the shares present          Commission. You may obtain a
   at the meeting in person or by          copy by calling our
   proxy, but not less than a              Shareholder Relations Hotline
   majority of the shares                  (805) 564-6302 or the SEC at
   required for a quorum.                  (800) SEC-0330 for the
                                           location of its nearest public
Q: HOW ARE VOTES COUNTED?                  reference room. You can also
                                           get a copy on the Internet
A: On the proposal to elect                through the SEC's electronic
   directors, you may vote "for"           data system called EDGAR at
   each nominee, vote "for" all            www.sec.gov or through our
   nominees (except as marked),            website at www.pcbancorp.com.
   or "withhold" your vote from
   all nominees.

   On the proposals to approve the
   2002 Stock Plan and to ratify
   the auditors, you may vote
   "for," "against" or "abstain."
   If you abstain from voting, it
   has the same effect as a "no"
   vote.

PROPOSALS TO BE VOTED UPON
================================================================================

1. ELECTION OF DIRECTORS

          Nominees for election this year are: Edward E. Birch, Richard M. Davis, Richard S. Hambleton, Jr., Dale E. Hanst, D. Vernon Horton, Roger C. Knopf, Clayton C. Larson, Gerald T. McCullough, Richard A. Nightingale, Kathy J. Odell, David W. Spainhour and William S. Thomas, Jr.

          Each nominee is currently a director of the Company, and all of the nominees have consented to serve a oneyear term.

          THE BOARD RECOMMENDS A YES VOTE FOR THESE NOMINEES.

2. APPROVAL OF THE 2002 STOCK PLAN

          The purposes of the 2002 Stock Plan (the "2002 Plan") are to attract, motivate and retain the best available officers and employees of the Company and its subsidiaries and to provide additional incentive to promote the success of the business of the Company.

          The 2002 Plan replaces the 1992 Restricted Stock Plan (as amended and restated effective February 22, 2000). The 1992 Plan expired by its terms on January 29, 2002. The 1992 Plan had 3,350,000 authorized shares and 2,803,875 shares of common stock had been issued for exercises of stock options. A total of 994,364 shares are reserved for outstanding options. As a result of the expiration of the 1992 Plan, the 684,513 shares that remained available for option grants are no longer available for issuance. The new 2002 Plan has a total reserve of 1,500,000 shares. To date, no grants have been made from the 2002 Plan.

          On January 22, 2002, the Board of Directors approved the 2002 Plan. The following discussion summarizes the significant features of the 2002 Plan, as proposed for shareholder approval.

/ /       ADMINISTRATION OF THE 2002 PLAN
          -------------------------------

          The 2002 Plan may be administered by either the Board of Directors or a Committee of the Board of Directors consisting of not less than three members of the Board who do not participate in the 2002 Plan. (The person administering the 2002 Plan is referred to as the "Administrator".) The Administrator has full authority to:


          / / construe and implement the 2002 Plan;

          / / select the individuals who will be eligible for awards under the 2002 Plan;

          / / determine the number of shares covered by any award and the option price or purchase price of any award;

          / / impose restrictions on the transferability of shares acquired pursuant to awards granted under the 2002 Plan; and

          / / prescribe all other terms and conditions of each award granted under the 2002 Plan.

/ /       ELIGIBILITY
          -----------

          The Administrator may grant awards to key employees of the Company or any of its subsidiaries, including officers and directors who are also employees of the Company or a subsidiary. The selection of particular employees who will receive awards is at the discretion of the Administrator. Eligibility is limited to full-time salaried employees who, in the judgment of the Administrator, are qualified by position, training or ability to contribute substantially to the progress of the Company. No employees have any vested rights in the 2002 Plan nor are any employees entitled to receive the grant of an award unless and until the Administrator, in its sole discretion, approves the grant of the award.

          Persons who serve as the Administrator are not eligible to participate in the 2002 Plan, nor are persons who own stock possessing more than 10% of the total combined voting rights or value of all classes of stock outstanding.

/ /       RESERVE OF SHARES
          -----------------

          The 2002 Plan reserve is 1,500,000 shares. As of the date of this Proxy Statement, no awards have been granted under the 2002 Plan. The 2002 Plan provides that the reserve will be adjusted from time to time to reflect any stock splits, stock dividends, reverse stock splits, combinations, reclassifications and similar changes in the Company's common stock.

/ /       TYPES OF AWARDS
          ---------------

          The 2002 Plan permits both the grant of stock options and the award of shares of common stock ("restricted stock"). The Administrator determines the number of shares covered by any award and the terms and conditions of any award.

/ /       GRANT AND EXERCISE OF OPTION
          ----------------------------

          Options granted under the 2002 Plan may be incentive stock options or nonqualified stock options for federal and state tax purposes. The terms of any options granted under the 2002 Plan generally will be as follows.

          / / The number of shares of common stock covered by the option is determined by the Administrator as of the date of grant of the option.

          / / The Administrator sets the exercise price of the option at the time of grant. The exercise price may not be less than 100% of the fair market value of common stock on the date of grant.

          / / The optionee may pay the exercise price in cash or through the surrender of Company shares (valued at its then fair market value).

          / / The maximum term of any incentive option is five years;
              nonqualified option is ten years.

          / / Options generally become exercisable ("vest") at the rate of 20% per year of employment following grant of the options. The Administrator may establish other vesting schedules, so long as the vesting is over no longer than a five-year period. Options may not vest prior to the date six months after the date of grant of the option.

          / / All options shall immediately vest upon the occurrence of a change in control, which generally includes the acquisition by a third person who is not an affiliate of the Company of 35% or more of the outstanding voting stock of the Company.

          / / An option terminates on the termination of the optionee's employment with the Company for any reason.

              / / If the termination is for cause, the option must be exercised within 30 days following termination.

              / / If the termination is without cause, the option must be exercised within three months.

              / / If the termination is a result of death or disability, the option must be exercised within 12 months after termination.

              / / If the termination is a result of retirement, (a) the optionee has three months to exercise an incentive option following retirement and (b) 12 months to exercise a nonqualified option following retirement.

          / / Generally options are not transferable, except in the event of the optionee's death, and may be exercised only within the period prescribed by the Administrator. The Administrator may provide that a nonqualified stock option may be transferred by the optionee to any of the following persons:

              / / the optionee's spouse, parents and lineal descendants, including adopted children;

              / / a trust, partnership or limited liability company established by the optionee for the optionee and/or members of his immediate family;

              / / a partnership or limited liability company established by the optionee and in which all of the beneficial interests are held by the optionee and his or her immediate family members; and

              / / such other persons and entities as the Administrator may specifically approve.

/ /       RELOAD FEATURES OF OPTIONS
          --------------------------

          "Reload" options are designed to encourage "stock-for-stock" exercises of options where the optionee pays the purchase price by delivering Company stock held for at least six months, instead of paying the purchase price in cash. The advantage for the optionee is that an expenditure of cash is not necessary at the time of exercise; however, it also dilutes the optionee's stock ownership position. The reload features are designed to replenish this dilution, and a reload option will be granted to any optionee who exercises an option by tendering shares of common stock. Reload options have the following terms:

          / / The reload option will be equal to the number of shares tendered in the stock-for-stock exercise.

          / / The exercise price will be equal to the then fair market value of the Company's common stock.

          / / The exercise period of the reload option will be equal to the remaining term of the underlying option, or five years, whichever is greater.

          / / The other terms of the reload option will be the same as those of the underlying option.

          The reload options will be subject to the following restrictions, which are designed to prevent abuse of the reload options:

          / / A reload option will be granted only if the shares of common stock tendered on exercise of the underlying option were held by the optionee for six months prior to the exercise of the underlying option.

          / / The reload option terminates if the shares issued on exercise of the underlying option are sold or transferred within one year following exercise of the option.

/ /       ISSUANCE OF RESTRICTED STOCK
          ----------------------------

          Generally, the terms of restricted stock issued under the 2002 Plan are as follows:

          / / The Administrator determines:

              / / Awards of restricted stock to employees;

              / / The purchase price, if any, payable for the restricted stock;

              / / The vesting period (provided that the period is not longer than five years and at least 20% of the interest vests each year); and

              / / Other terms and conditions, consistent with this Plan, applicable to the award.

          / / The Administrator may designate whether any grant of restricted stock is intended to be "performancebased compensation" under
              Section 162(m) of the Internal Revenue Code.

          / / The employee may not sell or transfer any of the restricted stock prior to six months after the date of the award.

          / / The Company has the right to repurchase the unvested restricted stock upon the termination of the employee's employment at a price equal to the purchase price paid by the employee.

          / / The Company may repurchase vested restricted stock upon termination of the employee's employment at a price equal to the then Fair Market Value of the common stock.

          / / The employee's interest in any restricted stock immediately vests upon the occurrence of a change in control. This change of control generally includes only the acquisition by a third person who is not an affiliate of the Company of 35% or more of the outstanding voting stock.

          / / The Administrator may impose restrictions on the transferability of any shares of common stock issued.

/ /       AMENDMENT AND TERMINATION OF THE 2002 PLAN
          ------------------------------------------

          The Board of Directors may amend, modify or terminate the 2002 Plan at any time without notice to or approval of the stockholders, provided that no outstanding option or restricted stock is adversely affected thereby. The approval of the amendment by the Company's stockholders is required only when applicable law requires such approval. The 2002 Plan will terminate on January 21, 2012, unless previously terminated by the Board of Directors. Options and restricted stock awards granted prior to the 2002 Plan termination may be exercised and will vest thereafter in accordance with the terms of the applicable agreement.

/ /       FEDERAL INCOME TAX CONSEQUENCES
          -------------------------------

          / / NONQUALIFIED STOCK OPTIONS
              --------------------------

          No taxable income results to an employee from the grant of a nonqualified option, nor is the Company entitled to a deduction with respect to such grant. The exercise of a nonqualified option generally results in a taxable event. An individual, who purchases shares by exercising a nonqualified option, generally will realize ordinary income in the year of the exercise. The amount of this income is equal to (i) the fair market value of the shares of common stock on the date of exercise of the option minus (ii) the option exercise price. If the stock issued upon exercise of the nonqualified option is subject to both a substantial risk of forfeiture and a restriction on transfer, the employee will realize income only upon the lapse of such risk of forfeiture or the expiration of these restrictions. The amount of this income will be equal
(a) to the fair market value of the shares of common stock on the date of lapse of the risk of forfeiture or restrictions minus (b) the option exercise price. Alternatively, the employee may make an election under Section 83(b) of the Internal Revenue Code to be taxed upon the grant of the option, as though such risk of forfeiture or restrictions did not exist. In either case, the Company is entitled to a corresponding deduction in an amount equal to any ordinary income realized by the employee. Upon the sale of the stock acquired upon exercise of a nonqualified option, any gain or loss will be taxed as a capital gain or loss. This amount would be treated as a short-term or long-term capital gain (or loss), depending upon how long the optionee held the stock after the exercise of the option.

          / / INCENTIVE STOCK OPTIONS
              -----------------------

          Neither the employee nor the Company incurs any tax consequence as the result of the grant of an incentive stock option ("incentive option"). Likewise, the employee has no taxable income upon exercising an incentive option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at that time. Generally any gain realized by the employee upon the disposition of stock acquired upon exercise of an incentive option would be taxed as a capital gain. The Company is not entitled to any deduction under these circumstances. If the employee sells the shares acquired on exercise of the incentive option prior to either two years after the date of grant of the incentive option or one year after the date of exercise of the incentive option, the employee will be taxed on the difference between the sales price and the option exercise price. This gain is taxed as ordinary income to the extent of the difference between the exercise price and the fair market value of the stock on the date of exercise of the incentive option, with any balance taxed as capital gains. In these circumstances, the Company is entitled to a deduction equal to the amount of ordinary income realized by the optionee.

          / / Alternative Minimum Tax
              -----------------------

          The "spread" under an incentive option, (i.e., the difference between the fair market value of the shares at the time of exercise and the exercise price) is treated as an adjustment to taxable income for alternative minimum tax ("AMT") purposes in the year of exercise. The optionee's alternative minimum taxable income is increased by the amount of the spread, potentially subjecting the holder to the AMT. This AMT adjustment would be eliminated by a disqualifying disposition of the incentive option shares, provided the disposition occurs in the taxable year in which the incentive option is exercised. The AMT does not affect the tax consequences of the 2002 Plan to the Company.

          / / Issuance of Restricted Stock
              ----------------------------

          The employee will have to report as taxable income with respect to the issuance of restricted stock either upon issuance of the restricted stock or upon the lapse of any restriction on transfer or risk of forfeiture with respect to the restricted stock. If the restricted stock is subject to both a risk of forfeiture and a restriction on transfer at the time of issuance, the employee will have to report the taxable income on the date on which such risk or restriction lapses unless the employee elects under Section 83(b) of the Internal Revenue Code to report such income in the year in which the restricted stock is issued. If the restricted stock is not subject to both a risk of forfeiture and a restriction on transfer, the employee will have to report the taxable income on the date on which the restricted stock is issued. The amount of taxable income that the employee will have to report will be equal to the difference between the fair market value of the stock on the date of issuance or of the lapse of the risk or restriction, as appropriate, and the amount that the employee paid for the restricted stock. The Company will be entitled to a deduction equal to the amount of taxable income reported by the employee.

          Any gain realized by the employee on his or her subsequent sale or transfer of the restricted stock will be taxed as long-term or short-term capital gain, depending on the period that the employee has held the restricted stock. The Company will not be entitled to any deduction as a result of the employee's subsequent sale of the restricted stock.

/ /       SHAREHOLDER APPROVAL

          Approval of the 2002 Plan will require the affirmative vote of a majority of the shares present (whether in person or by proxy) and voting at the shareholders' meeting.


          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2002 STOCK PLAN.

3. SHAREHOLDER RATIFICATION OF THE BOARD OF DIRECTORS' SELECTION OF INDEPENDENT ACCOUNTANTS

          The firm of Arthur Andersen LLP served as independent certified public accountants for the Company and its subsidiaries for calendar year 2001. Your Board has selected the firm as our accountants for calendar year 2002. Representatives of Arthur Andersen LLP will be present at the meeting and will have the opportunity to make a statement and to answer questions.

          Audit services performed by Arthur Andersen LLP for the year ended December 31, 2001 consisted of:

          / / examination of our financial statements and our employee benefit plans,

          / / certain services related to filings with the Securities and Exchange Commission, and

          / / consultation on matters related to accounting and financial reporting.

          For a further discussion on the services provided by our accountants, please see the Audit Committee Report on page 23.

          THE BOARD RECOMMENDS A YES VOTE TO RATIFY THE BOARD'S SELECTION OF THE ACCOUNTANTS.


THE BOARD OF DIRECTORS

--------------------------------------------------------------------------------

EDWARD E. BIRCH
DIRECTOR SINCE 1983
GOVERNANCE AND COMPENSATION COMMITTEE CHAIRMAN, EXECUTIVE COMMITTEE MEMBER

Dr. Birch, age 63, retired in 2001 from his position as Executive Vice President     Biographies
for Westmont College in Santa Barbara, California. Formerly, he was Vice
Chancellor of the University of California at Santa Barbara from 1976 until his      / /  Edward E. Birch
retirement in 1993. He has been involved in a number of civic and community
organizations, including the Cancer Center of Santa Barbara, Community Arts          / /  Richard M. Davis
Music Association, United Way and the Santa Barbara Chamber of Commerce. Dr.
Birch is a director of Santa Barbara Bank & Trust.                                   / /  Richard S. Hambleton, Jr.

RICHARD M. DAVIS                                                                     / /  Dale E. Hanst
DIRECTOR SINCE 1984
AUDIT COMMITTEE MEMBER                                                               / /  D. Vernon Horton

Mr. Davis, age 67, is a retired business executive from Verizon Communications
(formerly GTE). He is a past Chairman of the Board of Directors of Santa Barbara
Cottage Hospital, a past Chairman of the Santa Barbara Chamber of Commerce, and a past Chairman of the Board of United Way of Santa Barbara. Mr. Davis is also a director of Santa Barbara Bank & Trust.

RICHARD S. HAMBLETON, JR.
DIRECTOR SINCE 2001
CHAIRMAN OF THE TRUST OVERSIGHT COMMITTEE

Mr. Hambleton, age 53, joined Hoffman, Vance & Worthington in 1976 as Management
Associate and became a partner of the firm in 1979. Hoffman, Vance & Worthington manages agricultural and commercial property in Ventura and Santa Barbara
Counties. His professional associations include the Agricultural Leadership
Associates and Founder and President of Ventura Maritime Foundation. Mr.
Hambleton is a director of Santa Barbara Bank & Trust and Ventura Pacific
Company.

DALE E. HANST
DIRECTOR SINCE 1983
GOVERNANCE AND COMPENSATION COMMITTEE MEMBER

Mr. Hanst, age 70, is a retired attorney. He was of counsel to the law firm of Reicker, Clough, Pfau & Pyle LLP and was formerly a senior partner in the law firm of Schramm & Raddue, having started with the firm in 1960. He was President of the State Bar of California in 1984 and served on the California Commission on Judicial Performance from 1984 to 1988. Mr. Hanst is a director of Santa
Barbara Bank & Trust and a past President of the Santa Barbara Zoological
Society.

D. VERNON HORTON
DIRECTOR SINCE 1998
EXECUTIVE COMMITTEE MEMBER

Mr. Horton, age 62, is Vice Chairman of the Board and Chief Executive Officer and Chairman of the Board of First National Bank of Central California. His banking career began in 1964 with Valley National Bank in Salinas, California in various capacities including lending, operations, and business development. He serves as a director of Cherry's Jubilee and the California Rodeo Association.
Mr. Horton is also a director of Santa Barbara Bank & Trust.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

ROGER C. KNOPF
DIRECTOR SINCE 1998
AUDIT AND GOVERNANCE AND COMPENSATION COMMITTEES MEMBER

Mr. Knopf, age 61, is the President of Knopf Construction, Inc., a general           Biographies
building construction company located in Morgan Hill since 1976. He is a past
President of the Santa Clara County Landowners Association and the Morgan Hill       / / Roger C. Knopf
Rotary Club. He has served on many County of Santa Clara, City of Morgan Hill,
and Morgan Hill Unified School District committees. Presently, he is Chairman of     / / Clayton C. Larson
the Board of San Jose Medical Center and is a director of San Benito Land Title
Company. Mr. Knopf is also a director of First National Bank.                        / / Gerald T. McCullough

CLAYTON C. LARSON                                                                    / / Richard A. Nightingale
DIRECTOR SINCE 1998
EXECUTIVE COMMITTEE MEMBER

Mr. Larson, age 55, is Vice Chairman of the Board, and President and Chief
Administrative Officer of First National Bank of Central California. Mr.
Larson's banking career began in 1972 when he joined Valley National Bank in Salinas, California. He attained the position of Senior Vice President/Branch
Administrator and was a director of that bank. He is currently serving as Chairman of the Board of Trustees for Community Hospital of the Monterey
Peninsula and serves on the Board of Trustees of the Monterey Institute of International Studies. Mr. Larson is on the Advisory Boards for Leadership
Monterey Peninsula, Legal Services for Seniors and the Monterey Peninsula
Chamber of Commerce. He is also a director of Santa Barbara Bank & Trust and
First National Bank.

GERALD T. MCCULLOUGH
DIRECTOR SINCE 2001

Mr. McCullough, age 66, has been a general contractor and developer in Hollister since 1966. He has served as President of the Junior Chamber of Commerce, a director and President of the San Benito County Chamber of Commerce, President of the Hollister Elementary School Board, President of the Hollister Medical
Foundation, President of the Hollister Rotary Club, and past District Governor of Rotary International. Mr. McCullough is also a director of First National
Bank.

RICHARD A. NIGHTINGALE
DIRECTOR SINCE 2000
AUDIT COMMITTEE CHAIRMAN AND EXECUTIVE COMMITTEE MEMBER

Mr. Nightingale, age 54, is President of Damitz, Brooks, Nightingale, Turner &
Morrisset, Certified Public Accountants and Consultants. He began his accounting career in 1971 and in 1973 joined the Santa Barbara office of the international accounting firm of Arthur Andersen & Co. Mr. Nightingale was certified in 1976 and was promoted to Tax Manager in 1977. In 1982, he joined Earl Damitz and Thomas Brooks to form the current firm. He is a director of Santa Barbara Bank &
Trust and a member of the Board of Directors of United Way of Santa Barbara.



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

KATHY J. ODELL
DIRECTOR SINCE 1999
GOVERNANCE AND COMPENSATION COMMITTEE MEMBER

Ms. Odell, age 56, is an entrepreneur. She was formerly the Vice President of        Biographies
Enterprise Services for Agility Communications, Inc., and the Chief Operating
Officer of Karl Storz Imaging, Inc., which she co-founded in 1985, as Medical        / / Kathy J. Odell
Concepts, Inc. Ms. Odell is active in promoting entrepreneurial growth in the
Santa Barbara area, serving on the board of the Center for Entrepreneurship and      / / David W. Spainhour
Engineering Management at the University of California at Santa Barbara and is a
founding member of VIP (Venture Investment Program), a Santa Barbara based           / / William S. Thomas, Jr.
association of angel investors. Additionally, she serves on the boards of
EpiGenX Pharmaceuticals, RVM Scientific, Inc. and Santa Barbara Bank & Trust.
She is a member of the Advisory Council of the College of Engineering, UC Santa
Barbara.

DAVID W. SPAINHOUR
DIRECTOR SINCE 1974
EXECUTIVE COMMITTEE CHAIRMAN

Mr. Spainhour, age 70, became Chairman of the Company and of Santa Barbara Bank
& Trust in April 2000. He served as President and CEO of Santa Barbara Bank &
Trust until being named Chairman in 1996. Mr. Spainhour joined Santa Barbara
Bank & Trust in 1966 as Controller. He serves on the boards of the Santa Barbara
Partners in Education, Channel City Club, Covenant Benevolent Institutions and
Westmont College. Mr. Spainhour is also a director of First National Bank.

WILLIAM S. THOMAS, JR.
DIRECTOR SINCE 1995
EXECUTIVE COMMITTEE MEMBER

Mr. Thomas, age 58, is President and Chief Executive Officer of the Company and
Santa Barbara Bank & Trust. Mr. Thomas joined Santa Barbara Bank & Trust in 1994 as Manager of the Trust and Investment Services Division. Prior to joining the Company, he held senior management positions with Security Pacific National Bank and Bank of America. He is a member of the Board of Directors of the Santa
Barbara Museum of Art, Santa Barbara Partners in Education and El Adobe
Corporation. He chairs the Fighting Back Task Force of the Council on Alcoholism and Drug Abuse and is an Advisory Board Member for the Haas School of Business at UC Berkeley. Mr. Thomas is also a director of Santa Barbara Bank & Trust and
First National Bank.







--------------------------------------------------------------------------------


BOARD AND COMMITTEE MEETINGS

          The Board held 9 meetings in 2001, and each director attended at least 75% of all Board and Committee meetings. The table below describes the Board's committees and their functions.

-------------------------------------------------------------------------------------------------------------
Name of Committee                                                                          Number of
and Members                              Functions of the Committee                        Meetings in 2001
-------------------------------------------------------------------------------------------------------------

AUDIT                                   / / Provides for suitable annual examinations of         10
                                            each branch office and administrative
                                            division of the banks
Richard A. Nightingale, Chairman
Richard M. Davis                        / / Responsible for reporting results of
Roger C. Knopf                              examinations and the adequacy of internal
                                            controls and procedures to the Board
Advisory Members
Samuel Edwards*                         / / Recommends to the Board any changes in doing
Mary Lou Rawitser-Splittorf*                business or corrective actions necessary for
                                            the soundness of the banks and the Company

                                        / / All members are nonemployee directors

-------------------------------------------------------------------------------------------------------------

EXECUTIVE                               / / Limited powers to act on behalf of the Board        none
                                            whenever the Board is not in session.
David W. Spainhour, Chairman
Edward E. Birch                         / / Meets only as needed and acts only by
D. Vernon Horton                            unanimous vote
Clayton C. Larson
Richard M. Nightingale
William S. Thomas, Jr.

-------------------------------------------------------------------------------------------------------------

GOVERNANCE AND COMPENSATION             / / The primary functions of this committee of           7
                                            nonemployee directors are nomination,
                                            corporate governance and compensation
Edward E. Birch, Chairman
Dale E. Hanst                           / / Reviews and recommends director candidates
Roger C. Knopf
Kathy J. Odell                          / / Provides counsel to the full Board
                                            concerning Board organization, membership
                                            and function; committee structure and
                                            membership; and succession planning for
                                            executive management

                                        / / Reviews the Company's stated compensation
                                            strategy to ensure that management is
                                            rewarded appropriately; determines the
                                            individual elements of total compensation
                                            for the CEO; approves the individual
                                            elements of total compensation for senior
                                            management; and administers the Executive
                                            Incentive Compensation Program, including
                                            the annual and long-term incentive plans

-------------------------------------------------------------------------------------------------------------

TRUST OVERSIGHT                         / / Performs the oversight functions for the             4
                                            trust activities of the Company
Richard Hambleton, Chairman
Frank Barranco*                         / / Makes periodic reports to the Board
Terrill Cox*                                regarding matters affecting the trust
Gene DiCicco*                               activities
William S. McAfee*

-------------------------------------------------------------------------------------------------------------

*Nonemployee board members of Santa Barbara Bank & Trust or First National Bank.

COMPENSATION COMMITTEE INTERLOCKS

/ / None of the members of the Governance and Compensation Committee is an officer (or former officer) or employee of the Company or any of its subsidiaries;

/ / None of the members of the Governance and Compensation Committee have entered into (or agreed to enter into) any transaction(s) with the Company or any of its subsidiaries in which the amount involved exceeds $60,000;

/ / No executive officers of the Company or its subsidiaries (Santa Barbara Bank
    & Trust, First National Bank of Central California and its affiliates South Valley National Bank and San Benito Bank, and Pacific Capital Commercial Mortgage) had any interlocking relationship with any other for-profit entity during 2001, including serving on the compensation committee or serving as a director of any other entity;

/ / None of the members serve as directors of any other company which has a class of securities registered under or which is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

DIRECTOR COMPENSATION

We do not pay directors who are also officers of the Company additional compensation for their services as directors. During 2001, compensation for non-employee directors included the following:

          / /  $20,000 annual fee;

          / /  $500 for each board meeting attended;

          / /  $4,000 for chairing a committee;

          / /  Reimbursement for out-of-pocket expenses.

          / / Total fees paid to directors in 2001 were $206,833.


EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

Donald E. Barry

Mr. Barry, age 62, is Vice Chairman, Pacific Capital Bancorp and Manager of
Commercial Banking, Wealth Management, Trust and Investment Services and
Enterprise Sales. Before joining the Company in 1995, he held senior positions at Chase Manhattan Bank, Security Pacific and Citibank.


Frederick W. Clough

Mr. Clough, age 58, is Senior Vice President and General Counsel. Prior to           Biographies
joining the Company in 2001, Mr. Clough was the Managing Partner of the Santa
Barbara law firm of Reicker, Clough, Pfau, Pyle, McRoy & Herman, LLP, which he       / / Donald E. Barry
and his partners established in July 1996. He was also a partner with Schramm &
Raddue. Mr. Clough is president of the Board of Directors of the Santa Barbara       / / Frederick W. Clough
Zoo and a member of the board of C.A.L.M.
                                                                                     / / Dale Diederick

Dale Diederick                                                                       / / William J. Grimm

Mr. Diederick, age 52, is Senior Vice President and Chief Credit Officer. He was     / / Donald E. Lafler
among the original group who established First National Bank in 1983, with full
responsibility for organizing the bank's lending and credit activities.              / / Sherrell Reefer

                                                                                     / / Perry N. Ritenour
William J. Grimm
                                                                                     / / Jay D. Smith
Mr. Grimm, age 58, is Executive Vice President and Chief Information Officer.
Prior to joining the Company in 2000, he served as President of Sigma Technology
Partners, Inc. in Princeton, New Jersey, a consulting and systems integration firm focused on the financial services industry.


Donald E. Lafler

Mr. Lafler, age 55, is Executive Vice President and Chief Financial Officer of the Company and Santa Barbara Bank & Trust, and Chief Financial Officer, First
National Bank of Central California. From 1987 to 1995, he served as Vice
President and Principal Accounting Officer of the Company and Santa Barbara Bank
& Trust.


Sherrell Reefer

Ms. Reefer, age 52, was promoted to Senior Vice President and Director of the Human Resources Department of the Company in 2001. Prior to this appointment, she was Vice President & Compliance Manager in Human Resources. From 1978 to
1994, she was with California-based Applied Magnetics Corporation, an international manufacturer of computer peripherals, where she served as Director of Human Resources.


Perry N. Ritenour

Mr. Ritenour, age 57, is Executive Vice President and Chief Risk Officer for the
Company. Prior to joining the Company in 1995, he worked for City National Bank in Los Angeles for three years as a Senior Vice President in credit and as the General Manager of the bank's international division.


Jay D. Smith

In March 2001, Mr. Smith retired from the position of General Counsel, but continues as Senior Vice President and Corporate Secretary of the Company and Santa Barbara Bank & Trust and Assistant Secretary of First National Bank of
Central California. He has been with the Company since 1979.

--------------------------------------------------------------------------------

EXECUTIVE COMPENSATION
================================================================================

                           BENEFICIAL OWNERSHIP TABLE

          All information in the beneficial ownership chart is as of February 22, 2002 and includes share ownership for each director, the Named Officers (as defined on page 17) and owners of more than 5 percent of our outstanding common stock.

--------------------------------------------------------------------------------
                                            Number of               Percent of
                                              Shares     Right to   Outstanding
        Name                                 Owned(1)   Acquire(2)   Shares(3)
--------------------------------------------------------------------------------

  Santa Barbara Bank & Trust                1,386,369          -        5.3%
  Trustee of the Pacific Capital Bancorp
  Employee Stock Ownership Plan & Trust

--------------------------------------------------------------------------------
  Donald E. Barry                              36,912     24,765           *
  Edward E. Birch                              28,830     22,073           *
  Richard M. Davis                             12,150        800           *
  Richard S. Hambleton                            300      7,000           *
  Dale E. Hanst                                67,090     29,336           *
  D. Vernon Horton                             77,287     38,001           *
  Roger C. Knopf                              227,044     22,317        1.0%
  Clayton C. Larson                           150,925     38,001           *
  Gerald T. McCullough                         75,200      2,500           *
  Richard A. Nightingale                        4,434      7,000           *
  Kathy J. Odell                                  800      6,200           *
  David W. Spainhour                          418,814     37,448        1.7%
  William S. Thomas, Jr.                       72,419     74,813           *

  Directors and Executive Officers as a
  Group (21 persons)                        1,408,701    397,198        6.9%

--------------------------------------------------------------------------------

*   Less than 1%

(1) Unless otherwise indicated in the footnotes, includes shares for which the named person:

    / /  has sole voting and investment power,

    / /  has shared voting and investment power with his or her spouse, or

    / / holds in an account under the Company's Employee Stock Ownership Plan ("ESOP")

(2) Includes stock acquirable by exercise of stock options exercisable within 60 days following February 22, 2002.

(3) Percentages are stated to include exercisable stock options.

                           SUMMARY COMPENSATION TABLE
                           (AS OF DECEMBER 31, 2001)

          This table shows the annual and long-term compensation for the Chief Executive Officer and the other four most highly compensated executive officers of the Company (the "Named Officers").


                                                                                                          Long-Term
                                                             Annual Compensation                     Compensation Awards
                                             ----------------------------------------------   --------------------------------
                                                                                Other          Securities
                                                                                Annual         Underlying         All Other
                                                     Salary(1)   Bonus(2)   Compensation(3)    Options(4)      Compensation(5)
Name and Principal Position                   Year   (Dollars)  (Dollars)      (Dollars)        (Number)          (Dollars)
---------------------------                  ------ ---------- ----------- ----------------   ------------    ----------------
David W. Spainhour                            2001    203,932   $135,000     $   68,106                -           $57,316
  Chairman, Pacific Capital Bancorp           2000    203,171    200,000         29,086                -            50,314
  and Santa Barbara Bank & Trust              1999    200,030    200,000        199,087           23,019            52,315

William S. Thomas, Jr.                        2001    295,995    200,000        588,766           11,549            11,878
  President & Chief Executive Officer,        2000    275,010    300,000      1,043,149           21,018             9,402
  Pacific Capital Bancorp &                   1999    270,844    250,000        365,024           16,246            15,357
  Santa Barbara Bank & Trust

D. Vernon Horton                              2001    278,667     50,000          6,026                -            25,998
  Vice Chairman, Pacific Capital Bancorp      2000    349,665    150,000              -                -            21,175
  Chief Executive Officer & Chairman,         1999    346,309    150,000          3,000           10,000            42,086
  First National Bank

Clayton C. Larson                             2001    366,770    100,000          7,516                -            26,256
  Vice Chairman, Pacific Capital Bancorp      2000    351,661    150,000          8,964                -            20,964
  President & Chief Administrative Officer,   1999    348,536    150,000          4,697           10,000            25,496
  First National Bank

Donald E. Barry                               2001    201,997    100,000          6,026                -            11,207
  Vice Chairman, Pacific Capital Bancorp      2000    173,007    130,000        209,568            5,763             9,172
                                              1999    158,404    120,000          2,320            5,000             7,682

----------------------------------------------------------------------------------------------------------------------------

(1) Includes salary continuation payments for Messrs. Horton and Larson of $137,795 and $132,282, respectively, resulting from employment contracts entered into with the former Pacific Capital Bancorp.

(2) Amounts in this column represent bonuses awarded by the Company's Governance and Compensation Committee upon evaluation of performance during fiscal years 2001, 2000 and 1999, respectively, but paid during fiscal years 2002, 2001 and 2000, respectively. Please refer to the Report of the Governance and Compensation Committee on page 22 for additional information. The amounts in this column reflect bonuses earned during the years indicated, although such amounts were paid in the following year. Bonuses for 2000 and 1999, which previously had been reported based on the year in which such amounts were actually paid, have been restated to reflect this reporting principle.

(3) Includes insurance premiums (other than term insurance) and dues and memberships paid on behalf of the Named Officers. Amounts for Messrs. Spainhour and Thomas include $62,806 and $551,250, respectively, which represent the difference between the grant price for stock options purchased and the fair market value of the options at the date of exercise.

(4)  Please see the table on page 19 for a detailed explanation.

(5) Includes ESOP cash contributions and dividends paid on ESOP shares, term life insurance premiums, and amounts contributed by the Company on behalf of the Named Officers to our Incentive & Investment and Salary Savings Plan (a defined contribution profit sharing plan which includes 401(k) savings and matching contribution features). Discretionary contributions are allocated among Plan participants ratably based on their relative compensation levels. Under the 401(k) savings feature, we match $1.00 for every $1.00 of voluntary employee contributions up to 3% of employee compensation and $.50 for every $1.00 of the next 3% of compensation up to a maximum of 4.5% of compensation.


                                                                                  ESOP Share Allocations
                                                                          -------------------------------------
                             I & I          401(k)         ESOP Cash       No. of Shares          Total Shares      Term Life
                        Discretionary      Matching      Contributions      Allocated in          Allocated as      Insurance
                        Contributions    Contributions   and Dividends          2001              of 12/31/01       Premiums
--------------------------------------------------------------------------------------------------------------------------------
David W. Spainhour         $4,481           $7,650          $48,376             79                  52,637            $1,290

William S. Thomas, Jr.      4,481            7,650            3,808             79                   1,991               420

D. Vernon Horton            4,481            7,650           15,667             79                  15,470             2,681

Clayton C. Larson           4,481            7,650           15,448             79                  15,220             3,158

Donald E. Barry             4,481            7,172            3,531             79                   1,677               504

--------------------------------------------------------------------------------------------------------------------------------

KEY EMPLOYEE RETIREE HEALTH PLAN

The Key Employee Retiree Health Plan is maintained for          2001, nor were any amounts contributed to the Plan. A
the benefit of the Named Officers and other "key"               similar program, which is funded, is maintained for all of
employees and was adopted on December 29, 1992. This            our other employees.
is an unfunded plan which pays a portion of health
insurance coverage for retired key employees and their          Additionally, the Key Employee Retiree Health Plan
spouses (but not dependents). While the Named Officers          provides for the continuation of benefits under
may be eligible for coverage under this Plan when they          certain circumstances following a change in control
retire, the Company paid no amounts to them during              of the Company.


MANAGEMENT RETENTION PLAN

The Named Officers, and other officers selected by the          The amount of severance benefits payable to a participant
Board of Directors, are eligible to participate in our          is an amount equal to a specified percentage of the
Management Retention Plan, which provides severance             person's average annual compensation. The severance
compensation if their employment is terminated                  percentage varies from 200% of the average annual
following certain "change in control" provisions in the         compensation for the Chairman of the Board of the
plan. Disinterested members of the Board of Directors           Company and seven other officers to 100% of the
approved the Retention Plan during 1998. In order to            average annual compensation for officers in other
receive benefits under this plan, the participant must be       salary grades. An officer's average annual compensation
terminated involuntarily without cause or be                    generally is an amount equal to the average of the
constructively terminated within 24 months following a          officer's annual cash salary, bonus and commissions
change in control.                                              payable for each of the three fiscal years ended
                                                                immediately prior to the termination of the
                                                                officer's employment.


DEFERRED COMPENSATION PLAN

This plan allows the Named Officers and other selected          date when they would like to have the deferrals
officers to save pre-tax dollars in a tax-deferred              distributed to them. The distribution does not have to
investment program. Participants may defer up to 100%           occur at termination or retirement - participants have
of their annual salary and up to 100% of their                  the option to elect a distribution date that occurs while
commission and/or bonus. They also have the opportunity         they are still employed. Taxes are due upon distribution.
to defer stock option gains. Participants elect a future



                                                     OPTION GRANTS TABLE
                                                  (AS OF DECEMBER 31, 2001)

--------------------------------------------------------------------------------------------------------------------
                                                                Individual Grants
                        Number of
                        Securities
                        Underlying       % of Total Options         Exercise Price                   Grant Date
                      Options Granted   Granted to Employees         (per share)     Expiration   Present Value(2)
Name                    in 2001(1)        in Fiscal 2001                  $             Date              $
--------------------------------------------------------------------------------------------------------------------
David W. Spainhour            -                   -                          -               -               -

William S. Thomas, Jr.   11,549*              12.18%                  $29.8750        12/16/06         $77,258

Clayton C. Larson             -                   -                          -               -               -

D. VernonHorton               -                   -                          -               -               -

Donald E. Barry               -                   -                          -               -               -

--------------------------------------------------------------------------------------------------------------------

* reload grant

(1) Option grants in 2001 were made under the 1992 Restricted Stock Plan and are administered by the Governance and Compensation Committee. Except for reload options, options vest over a five-year period at the rate of 20% per year.

     A "reload" option is granted when someone exercises a stock option by tendering stock already owned. The number of shares granted is equal to the number of shares tendered in payment of the option exercise price. The amount paid through the tender of shares is equal to the fair market value of the Company's stock as of the date the shares are tendered. Reload options vest and first become exercisable one year following grant. There are also certain restrictions on reload options which are described in the Company's stock option plans.

(2) Values are based on a binomial pricing model adapted for use in valuing executive stock options. The actual value a Named Officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance that the value realized by a Named Officer will be at or near the value estimated by the binomial model. Estimated values are based on certain assumptions as to variables, such as interest rates, stock price volatility and future dividend yield. Calculations for the present value of the options are based on the expected term of four years, a risk-free rate of return ranging from 3.58% to 4.86%, an annual dividend yield ranging from 2.93% to 4.17%, and stock price volatility of 25.83%.

               OPTION EXERCISES AND FISCAL YEAR-END VALUES TABLE

     This table shows stock options exercises and the value of unexercised and exercised stock options held by the Named Officers during the last fiscal year.

                       Aggregate Option Exercises in 2001
                       and Fiscal Year-End Option Values

---------------------------------------------------------------------------------------------------------------------
                                                    Number of Shares Underlying      Value of Unexercised in-the-
                                                    Unexercised Options Held at            Money Options at
                                                             12/31/01                         12/31/01(1)
                                                                                               (Dollars)
---------------------------------------------------------------------------------------------------------------------
                         Shares
                       Acquired on     Value
                       Exercise in   Realized(1)
Name                       2001      (Dollars)      Exercisable   Unexercisable   Exercisable   Unexercisable
---------------------------------------------------------------------------------------------------------------------

David W. Spainhour        8,000       $ 62,806         37,448         4,000         $      0         $0

William S. Thomas, Jr.   30,000        551,250         74,813         4,000          205,217          0

D. Vernon Horton              -              -         38,001         4,000          469,637          0

Clayton C. Larson             -              -         38,001         4,000          469,637          0

Donald E. Barry               -              -         24,765         2,000          122,759          0

---------------------------------------------------------------------------------------------------------------------

(1) Value realized from options exercised during Fiscal Year 2001 and the value of unexercised in-the-money options are calculated by determining the difference between the estimated fair market value of the stock underlying the options, based on reported third-party transactions ($27.79 per share at year-end), and the exercise price of the options as of the exercise date or as of year-end, as applicable.

PERFORMANCE GRAPH
================================================================================

The following graph shows a five-year comparison of cumulative total returns for our common stock, the Standard & Poor's 500 Stock Index and SNL Banks (Western) Index, each of which assumes an initial value of $100 and reinvestment of dividends.





                              [PERFORMANCE GRAPH]







                                                             PERIOD ENDING
                             ---------------------------------------------------------------------------
       INDEX                  12/31/96     12/31/97     12/31/98     12/31/99     12/31/00     12/31/01
      -------                ----------   ----------   ----------   ----------   ----------   ----------
Pacific Capital Bancorp . . .  100.00       172.54       192.92       236.41       222.70       226.99
S&P 500 . . . . . . . . . . .  100.00       133.37       171.44       207.52       188.62       166.22
SNL Western Bank Index  . . .  100.00       147.41       151.05       156.10       206.67       180.73


REPORT OF THE GOVERNANCE AND COMPENSATION COMMITTEE
================================================================================

The Governance and Compensation         management. At the same time, it
Committee is composed of                advances both the short- and
independent, outside directors          long-term interests of shareholders.
- Edward E. Birch, Dale E.
Hanst, Roger C. Knopf and               BASE SALARY
Kathy J. Odell. This Committee
has overall responsibility for          In determining base salary levels
the Company's executive                 of the Chief Executive Officer
compensation policies and               and other executive officers,
practices, corporate                    compensation decisions are
governance, and recommending            based upon a combination of
director candidates to the              performance of individual
Board.                                  goals and the strategic goals
                                        for the enterprise with
    Committee functions include:        consideration for internal
                                        equity and competitive market
/ / Providing counsel to the            practices. In addition, the
    full Board concerning Board         Committee considered
    organization, membership and        compensation levels of peer
    function; committee structure       group companies, using such
    and membership; and succession      references as:
    planning for executive
    management.                         / / the State Department of
                                            Financial Institutions
/ / Reviewing the Company's                 Executive Officer
    stated compensation strategy            Compensation Survey,
    to ensure that management is
    rewarded appropriately;             / / the Survey of Executive
    determining the individual              Compensation of California
    elements of total compensation          Independent Banks, and
    for the CEO; and approving the
    individual elements of total        / / other relevant surveys
    compensation for senior                 prepared by industry
    management.                             consultants.

/ / Administering the Executive         Particular focus for
    Incentive Compensation              compensation is on California
    Program, including the annual       independent community banks.
    and long-term incentive plans.
                                        ANNUAL BONUS
/ / Reviewing and recommending
    director candidates along with      The annual bonus program for the
    facilitating an annual board        CEO and other senior executive
    evaluation.                         officers permits annual
                                        recognition of individual
COMPENSATION PHILOSOPHY                 performance. The Committee
                                        based its bonus
The function of this Committee          recommendations on:
is to ensure that the CEO and
other senior executive                  / / specific performance as
officers are compensated in a               matched against individual
manner consistent with the                  goals;
Company's stated compensation
strategy, internal equity               / / the Company's overall
considerations, competitive                 performance for the period as
practices, and the                          measured by its profitability
requirements of the                         and its capital levels;
appropriate regulatory bodies.
The Company's stated                    / / the Company's performance
compensation strategy is to                 relative to the industry in
provide a competitive total                 terms of returns on assets and
compensation program, pay fair              equity; and
market wages and provide
incentive and recognition               / / the Company's problem asset
programs to reward employees                levels, its loan production,
in the attainment of the                    the quality of its asset
annual business objectives.                 liability management, and its
                                            regulatory compliance.
There are three key elements to
the Company's compensation program      THE CEO'S COMPENSATION
for executives:
                                        In reviewing the 2001
/ / Base salary                         compensation of William S.
                                        Thomas, Jr., the Company's
/ / Performance-based annual bonus      Chief Executive Officer, the
                                        Committee undertook the same
/ / Periodic grants of stock            evaluation set forth above
    options                             with respect to executive
                                        officers. Mr. Thomas' base
The Committee believes that this        salary, which is reviewed on a
three-part program best serves          yearly basis, is considered
the interests of the Company
and its shareholders. This program
allows us to be competitive within
the industry, ensures retention of
our high quality executive
officers, and maintains a "team
approach" to
to be reasonable and competitive        STOCK OPTIONS
based on published
compensation surveys and other          The final component of executive
publicly available                      compensation is stock
compensation information. In            options,which are granted
considering his bonus, the              periodically to members of the
Committee considered his                executive group. Stock options
performance along with the              are used primarily to provide
Company's earnings for 2001.            longer-range incentives to the
Data concerning individual              executives to ensure long-term
compensation history,                   commitment. The Governance and
executive compensation survey           Compensation Committee
data and comparative                    approves grants of stock
information concerning                  options and acts as the stock
performance was provided to             option committee for our stock
the Committee.                          option plans. The Committee
                                        also approves stock option
COMPARISON OF PRIOR BONUSES AND         grants to other officers from
COMPANY PERFORMANCE                     time to time.

In 1999, net income was                 PACIFIC CAPITAL BANCORP
$44,274,000, or $1.79 per               GOVERNANCE AND COMPENSATION
share. Executive officers'              COMMITTEE
bonuses were $1,360,000, all
of which was paid in 2000. In           EDWARD E. BIRCH, CHAIRMAN
2000, net income was                    DALE E. HANST
$51,456,000, or $1.93 per               ROGER C. KNOPF
share, and executive officers'          KATHY J. ODELL
bonuses were $1,381,675, all
of which was paid in 2001. In
2001, net income was
$56,111,000, or $2.11 per
diluted share. Executive
officers' bonuses were
$940,000, all of which were
paid in 2002.


REPORT OF THE AUDIT COMMITTEE
=======================================================================================

The Audit Committee is comprised        The Committee has discussed with
of five independent directors           management and the independent
and operates under a written            accountants, independence issues
charter approved by the Board           regarding the following fees that were
of Directors. The Audit                 paid to Andersen during fiscal year 2001
Committee is responsible for            (amounts do not include normal
providing independent,                  out-ofpocket expenses incurred):
objective oversight of the
Company's accounting functions             AUDIT SERVICES
and internal controls. Members             --------------
of the Committee are                    / / External Audit Fees:             $314,500
"independent" as defined by
the SEC and NASD standards.                AUDIT RELATED SERVICES
                                           ----------------------
The Committee meets and holds           / / Internal Audit Co-Sourcing Fees  $370,000
discussions with management             / / Audit Related Fees               $ 65,000
and the independent
accountants, Arthur Andersen               TAX AND ALL OTHER SERVICES
LLP ("Andersen"). The                      --------------------------
Committee has reviewed and              / / Tax Compliance Fees              $165,450
discussed the audited                   / / Benefit Plan Compliance Fees     $157,700
financial statements for                / / Other Consultation Fees          $157,850
fiscal year 2001 with
management and the independent          The American Institute of Certified
auditors, and management                Public Accountants (AICPA) in a letter
represented that these reports          to its members dated February 2, 2002
were prepared in accordance             addressed the issue of auditors of
with generally accepted                 public companies providing certain
accounting principles.                  consulting and internal audit services
                                        to those same companies. Included in the
Discussions were also held with         letter is the following paragraph:
the independent accountants
concerning matters required by             What our observations of the
Statement on Auditing                      current debate have driven
Standards No. 61                           home to us is that because
(Communication with Audit                  scope of services has become
Committees). In addition, the              such an issue, it must be
Committee has received and                 addressed before the real
reviewed the disclosures                   issues will ever be
required by Independence                   considered. For that reason,
Standards Board Standard No.1              your Board approved a
(Independence Discussions With             resolution to support
Audit Committees) and has                  prohibitions on auditors of
discussed the accountants'                 public
independence from the Company
and its management.

Based on the reviews and
discussions referred to above,
we recommend to the Board of
Directors the inclusion of the
audited financial statements
in the Company's Annual Report
for year ended December 31,
2001 on Form 10-K.



   companies from providing                  quality control has been designed to
   financial systems design and              meet the AICPA's standards and that
   implementation and internal               Andersen complied with the system. In
   audit outsourcing in order to             addition to its report, Deloitte &
   restore the public's                      Touche provided Andersen with a letter
   confidence in the financial               relating to certain policies and
   reporting system. While                   procedures or compliance with them.
   necessary to restore the                  Deloitte & Touche further stated that
   public confidence, the Board              the matters described in the letter were
   does not believe that                     not considered to be of sufficient
   prohibiting non-audit services            significance to affect the opinion
   will improve the quality of               expressed in its report. The Committee
   audits nor prevent business               has reviewed the report, the letter, and
   failures. We will therefore               Andersen's response to the letter.
   continue to work on
   substantive improvements to               The Committee has considered Andersen's
   the financial reporting and               actions with respect to the legislative
   regulatory process.                       hearings that have begun since the Enron
                                             matter came to light. With the exception
                                             of the partner in charge of the Enron
The AICPA did not suggest that auditors      account (who has been terminated by
immediately terminate contracts in place     Andersen), Andersen personnel, unlike
for internal audit services for              those of Enron, have given their
companies that they audit. At the time       testimony and responded to questions put
the AICPA letter was issued, the Company     to them.
and Andersen had not signed an agreement
for internal audit services for the year     The Committee has reviewed the resumes
2002. While pleased with the quality of      of each of the partners and managers of
the internal audit work conducted by         Andersen assigned to the Company's
Andersen and confident that the              audit. Based on the experience of the
engagement in no way compromised the         Andersen staff, the Committee is
ability of Andersen to be independent        confident that they are qualified to
with respect to its audit of the             conduct the audit according to the
Company's financial statements, the          standards established by the AICPA.
Committee has decided to follow the
guidance of the AICPA and engage another     The Committee has noted the following:
firm to supplement as needed the             (1) that the questionable accounting
internal audit services provided by the      practices receiving the attention of the
Company's Internal Audit Department.         SEC, Congress and others with respect to
                                             Enron relate to special purpose entities
The Committee recommended to the Board       (SPEs) and whether they should have been
of Directors the appointment of Andersen     included in the company's financial
as the Company's independent accountants     statements; (2) that the issue with
for the year 2002. In making this            respect to Enron's SPEs was whether
recommendation, the Committee considered     there was sufficient equity held by
the following:                               outside investors to be appropriately
                                             excluded from the company's financial
Andersen has been the Company's              statements; and (3) that Andersen
independent accountants since 1982.          submitted three letters to the Financial
While changing firms would bring a fresh     Accounting Standards Board stating its
view, we believe that the shareholders       position that the criteria for exclusion
are best served by independent               of SPEs should be tighter than were
accountants that are familiar with the       eventually adopted.
Company's internal controls, its
business processes, its accounting           The Board of Directors adopted this
policies, and its strategies.                recommendation to appoint Arthur
                                             Andersen LLP as the Company's
The Committee meets periodically with        independent accountants for the year
the partner and manager from Andersen to     2002.
discuss the quality of the financial
accounting practices and the financial       PACIFIC CAPITAL BANCORP
reporting prepared by Management. The        AUDIT COMMITTEE
Committee is confident that Andersen
brings an objective, independent             RICHARD NIGHTINGALE, CHAIRMAN
perspective to its audit and to its          RICHARD DAVIS
discussions with the Committee.              ROGER KNOPF

Accounting firms that audit public           ADVISORY MEMBERS:
companies must have a review of their        SAMUEL EDWARDS, MD
system of quality control for their          MARY LOU SPLITTORF
accounting and auditing practice. The
reviews are conducted by other
accounting firms using standards
established by the Peer Review Committee
of the SEC Practice Section of the AICPA
Division for CPA Firms. The Committee
has reviewed the report of the most
recent peer review of Andersen conducted
by Deloitte & Touche. The report states
that Andersen's system of



OTHER INFORMATION
=========================================================================================

CERTAIN TRANSACTIONS.                        SUBMISSION OF SHAREHOLDER PROPOSALS

Some of our directors and the companies      To be included in next year's proxy
with which they are associated are our       statement, shareholder proposals must be
customers, and we expect to have banking     submitted in writing no earlier than
transactions with them in the future. In     November 15, 2002, and generally no
our opinion, all loans and commitments       later than January 23, 2003. Our Bylaws
to lend were made in the ordinary course     contain specific procedural requirements
of our business and were in compliance       regarding a shareholder's ability to
with applicable laws. Terms, including       nominate a director or submit a proposal
interest rates and collateral, were          to be considered at a meeting of
substantially the same as those              shareholders. If you would like a copy
prevailing for comparable transactions       of the procedures contained in our
with other persons of similar                bylaws, please contact: Pacific Capital
creditworthiness.                            Bancorp, P.O. Box 60839, Santa Barbara,
                                             California 93160-0839, Attention: Carol
In our opinion, these transactions did       Kelleher, Assistant Corporate Secretary.
not involve more than a normal risk of       No shareholder proposals were submitted
collectability or present other              for the 2002 Annual Meeting.
unfavorable features. The aggregate
amount of all such loans and credit          DIRECTOR NOMINATIONS
extensions outstanding as of December
31, 2001, to all directors and executive     The Governance and Compensation
officers (including their related            Committee does not consider shareholder
interests and members of their immediate     nominations for director's positions.
family) was $15,412,415. We have a very      However, our By-laws do provide
strong policy regarding review of the        procedures for nominating directors.
adequacy and fairness of the banks'          Nominations may be made by the Board of
loans to its directors and officers.         Directors or by any shareholder who
                                             holds stock in the Company and is
SECTION 16(A) BENEFICIAL OWNERSHIP           entitled to vote. At annual meetings and
REPORTING COMPLIANCE.                        special meetings of the shareholders
                                             called by the Board, nominations (other
The rules of the Securities Exchange Act     than those approved by our Board),
of 1934, as amended, require that we         should be made in writing and mailed to
disclose late filings of reports of          Pacific Capital Bancorp, P.O. Box 60839,
stock ownership (and changes in stock        Santa Barbara, California 93160-0839,
ownership) by our directors and              Attention: Jay D. Smith, Corporate
executive officers. Based on review of       Secretary.
copies of reports furnished to us and
written representations that no other        A written statement from the nominee is
reports were required during the fiscal      required consenting to serve as director
year ended December 31, 2001, all            if elected. Nominations must include the
Section 16(a) filing requirements            nominee's name, address, number of
applicable to officers, directors and        shares owned, and principal occupation
greater than ten-percent beneficial          along with the name, address and number
owners were timely filed except for two      of shares owned by the nominating
reports.                                     shareholder.

A transaction involving an exercise of       SOLICITATION EXPENSES
stock options for Donald Anderson,
Chairman Emeritus, was reported a month      The Company hired Mellon Investor
late on Form 4. The other filing was to      Services to distribute and solicit
amend a report for Dale Diederick, Sr.       proxies on our behalf. As part of this
Vice President & Chief Credit Officer.       process, we reimburse brokers, nominees,
An amended Form 3 was filed in August        fiduciaries and other custodians
2001 to report additional shares held in     reasonable fees and expenses in
a brokerage account that were                forwarding proxy materials to
inadvertently not reported on Form 3 in      shareholders. Employees do not receive
July 2000.                                   additional compensation for soliciting
                                             proxies.
D. Vernon Horton and Clayton C. Larson
sold 40,000 shares and 30,000 shares,        FINANCIAL MATERIALS
respectively, of Company stock back to
the issuer in August 2001 pursuant to a      Shareholders may request free copies of
stock buyback program approved by the        our financial materials (annual report,
Board of Directors. Reports of both          10-K and proxy statement) from Pacific
transactions were timely filed with the      Capital Bancorp, PO Box 60839, Santa
SEC.                                         Barbara, California 93160-0839,
                                             Attention: Carol Kelleher, Assistant
                                             Corporate Secretary. Our financial
                                             materials can also be found on our
                                             website at www.pcbancorp.com.


                                   EXHIBIT A


                            PACIFIC CAPITAL BANCORP
                            -----------------------

                                2002 STOCK PLAN
                          (Effective January 22, 2002)

          Pacific Capital Bancorp hereby adopts the following 2002 Stock Plan.

1.        PURPOSES OF THE PLAN

          The purposes of this Plan are to attract, motivate and retain the best available officers and employees for the Company and its Subsidiaries, and to provide them with additional incentive to promote the success of the business of the Company and its Subsidiaries.

2.        DEFINITIONS

          As used herein, the following definitions shall apply:

          2.1 ADMINISTRATOR. "Administrator" means the Board of Directors or the Committee as shall be administering the Plan in accordance with Section 10 of the Plan.

          2.2 APPLICABLE LAWS. "Applicable Laws" means the federal and state laws relating to the administration of stock option plans.

          2.3 AWARD. "Award" means any Option or Plan Stock granted or issued under this Plan.

          2.4 AWARD AGREEMENT. "Award Agreement" means any Option Agreement or Stock Agreement, as appropriate, relating to any Award.

          2.5 BOARD OF DIRECTORS. "Board of Directors" means the Board of Directors of the Company.

          2.6 CHANGE OF CONTROL. "Change of Control" means the occurrence of either of the following events:

              2.6.1 An acquisition (other than directly from the Company) of any voting securities of the Company by any person (as that term is used for purposes of Section 13(d) or Section 14(d) ofthe Exchange Act), immediately after which such person has beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty-five percent (35%) or more of the combined voting power of the Company's then outstanding voting securities;

                    A. provided that a Change of Control shall not be deemed to have occurred if the person acquiring the securities is either (i) an employee benefit plan (or a trust forming a part thereof) maintained by the Company or any of its Subsidiaries or (ii) the Company or any of its Subsidiaries; and

                    B. provided further that a Change of Control shall not be deemed to have occurred if any person (other than a person described in Section 2.6.1A above) acquires such securities in connection with any merger, consolidation or other reorganization of the Company in a transaction after which:

the stockholders of the Company, immediately before such transaction, own directly or indirectly immediately after such transaction at least fifty-one percent (51%) of the voting securities of the corporation resulting from such merger, consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the voting securities of the Company immediately before such transaction; or

the individuals who were Incumbent Directors at the time of the Company's execution of the agreement providing for such transaction constitute at least a majority of the members of the board of directors of Surviving Corporation;

provided that, if the Company is not the Surviving Corporation or is the Surviving Corporation but is a subsidiary of another corporation, the individuals who were Incumbent Directors at the time of the Company's execution of the agreement providing for such transaction constitute at least a majority of the members of the Board of Directors of the ultimate parent corporation of the Surviving Corporation; or

no person [other than (a) the Company, (b) any Subsidiary of the Company, or (c) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary of the Company], has beneficial ownership of thirty-five percent (35%) or more of the combined voting power of the Surviving Corporation's voting securities outstanding immediately after such transaction; or

              2.6.2 A cumulative change in the composition of the Board of Directors occurring during any twoyear period, as a result of which fewer than a majority of the Directors are Incumbent Directors; provided that no individual shall be considered to be an Incumbent Director if such individual initially assumed office as a result of either an actual or threatened election contest (as described in Rule 14a-11 promulgated under the Exchange Act) (an "Election Contest") or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors (a "Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

              2.6.3 Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than the permitted percentage of the then outstanding voting securities of the Company as a result of the acquisition of voting securities by the Company which, by reducing the number of voting securities then outstanding, increases the proportional number of voting securities beneficially owned by such person; provided that, if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and, after such acquisition by the Company, such person becomes the beneficial owner of any additional voting securities which increases the percentage of the then outstanding voting securities beneficially owned by such person, then a Change of Control shall occur.

          2.7 CODE. "Code" means the Internal Revenue Code of 1986, as amended.

          2.8 COMMISSION. "Commission" means the Securities and Exchange Commission.

          2.9 COMMITTEE. "Committee" means the Committee of the Board of Directors that shall administer the Plan.


          2.10 COMMON STOCK. "Common Stock" means the Common Stock of the
Company.

          2.11 COMPANY. "Company" means Pacific Capital Bancorp, a California corporation.

          2.12 DONATIVE TRANSFER. "Donative Transfer" means any transfer of an Option made for donative purposes or without the payment or receipt by or on behalf of the Optionee of any cash, property or other consideration. For purposes of this Section 2.12, neither an Optionee's receipt of or eligibility for a deduction, credit or similar allowance for federal or state income tax or estate tax purposes nor the transferee's use for family or support purposes of any proceeds realized from the sale of any shares of Common Stock acquired on exercise of an Option shall be deemed to be the receipt of consideration.

          2.13 EFFECTIVE DATE. "Effective Date" means January 22, 2002, the date on which this Plan was approved by the Board of Directors.

          2.14 EXCHANGE ACT. "Exchange Act" means the Securities Exchange Act of 1934, as amended. 2.15 FAIR MARKET VALUE. "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows.

              2.15.1 If the Common Stock is listed on an established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Common Stock) on the last market trading day prior to the date of determination.

              2.15.2 If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the date of determination.

          2.16 INCENTIVE OPTION. "Incentive Option" means an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Option by the Administrator.

          2.17 INCUMBENT DIRECTORS. "Incumbent Directors" means Directors of the Company who either (a) are Directors of the Company as of the Effective Date, or
(b) are elected, or nominated for election, to the Board of Directors by the affirmative vote of at least a majority of the Incumbent Directors at the time of such election or nomination; provided that, for purposes of this clause (b), an individual whose election or nomination is effected in connection with an actual or threatened Election Contest or Proxy Contest (as those terms are defined in Section 2.6.2 above) relating to the election of Directors of the Company shall not be considered an Incumbent Director.

          2.18 NON-EMPLOYEE DIRECTOR. "Non-Employee Director" shall be defined as it is defined in Rule 16b-3.

          2.19 NONQUALIFIED OPTION. "Nonqualified Option" means an Option which is not designated as an Incentive Option by the Administrator.


          2.20 OPTION. "Option" means a stock option granted pursuant to the Plan and shall include Reload Options. All Options granted hereunder shall be evidenced by a written Stock Option Agreement.

          2.21 OPTIONED STOCK. "Optioned Stock" means the Common Stock and other securities subject to an Option.

          2.22 OPTIONEE. "Optionee" means an employee of the Company or any of its Subsidiaries who receives an Option.

          2.23 PARENT. "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          2.24 PARTICIPANT. "Participant" means any Optionee and Plan Stockholder who has received an Award under this Plan.

          2.25 PLAN. "Plan" means this 2002 Stock Plan.

          2.26 PLAN STOCK. "Plan Stock" means Common Stock awarded under this Plan.

          2.27 PLAN STOCKHOLDER. "Plan Stockholder" means an employee of the Company or any of its Subsidiaries granted an award of Plan Stock under this Plan.

          2.28 STOCK AGREEMENT. "Stock Agreement" means a written agreement between the Company and the Plan Stockholder evidencing the terms and restrictions applying to the award of the Plan Stock. Each Stock Agreement is subject to the terms and conditions of the Plan. The terms and provisions of each Stock Agreement need not be the same.

          2.29 RULE 16B-3. "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3 in effect at the time in question.

          2.30 SECTION 16(B). "Section 16(b)" means Section 16(b) of the Exchange Act.

          2.31 STOCK OPTION AGREEMENT. "Stock Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement is subject to the terms and conditions of the Plan. The terms and provisions of each Option Agreement need not be the same.

          2.31 SUBSIDIARY. "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined as Section 424(f) of the Code.

          2.32 TERMINATION OF EMPLOYMENT. "Termination of Employment" means the date on which the employeeemployer relationship between the Optionee or Plan Stockholder and the Company is terminated for any reason, including, but limited not to, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of an Optionee or Plan Stockholder by the Parent or a Subsidiary of the Company and (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship. With respect to Incentive Options, a leave of absence or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence or other change interrupts employment for the purposes of Section 422(a)(2) of the Code. The Administrator shall determine the effect of all matters and questions relating to a Termination of Employment for purposes of the Plan, including, but limited not to, the question of whether a Termination of Employment was for cause, and all questions of whether particular leaves of absence constitute Terminations of Employment. Notwithstanding any other provision of this Plan, the Company has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided in a separate writing between the Company and the employee.

3.        RESERVE OF SHARES

          3.1 RESERVE. Subject to the provisions of Section 3.2 below, the maximum aggregate number of shares of Common Stock reserved for issuance upon the exercise of Options and other Awards granted under the Plan is One Million Five Hundred Thousand (1,500,000) shares of authorized but unissued shares of Common Stock of the Company. No more than the total number of shares held in this Reserve shall be issued under the Plan pursuant to theof Incentive Options and Nonqualified Options in the aggregate.

          3.2 ADJUSTMENTS IN RESERVE. If the outstanding shares of Common Stock are increased or decreased, or are changed into or exchanged for a different number or kind of shares or other securities, as a result of the occurrence of an event described in Section 11.1 or Section 11.2, below, then and in such event, appropriate adjustments shall be made in the number and/or kind of shares or other securities for which Awards may thereafter be granted under this Plan. In the event that, prior to the end of the term of the Plan, any outstanding Option under the Plan expires or is terminated without exercise, or with only partial exercise, or the Company repurchases from any Plan Stockholder any unvested Plan Stock, the shares allocable to the unexercised portion of any such Option and the repurchased shares of unvested Plan Stock shall be added back into the Reserve and may again be subject to the grant of an Award under the Plan.

4.        ELIGIBILITY

          4.1 GENERAL ELIGIBILITY. Full-time salaried employees of the Company and any of its Subsidiaries, who shall, in the judgment of the Administrator, be qualified by position, training, or ability to contribute substantially to the success of the Company and its Subsidiaries, shall be eligible to participate in the Plan and to receive Awards under the Plan. The number of shares allocable to any person by means of an Award under this Plan is to be reasonable, as determined by the Administrator, in relation to the purposes of the Plan and the needs and capabilities of the Company. Notwithstanding anything in this Plan to the contrary, no Award may be granted to any employee owning more than ten percent (10%) of the voting power of all classes of stock of the Company or any of its Subsidiaries.

          4.2 LIMITATION. No employee of the Company or any of its Subsidiaries shall be entitled to receive the grant of any Award under this Plan solely by reason of his or her employment or continued employment. The grant of any Award under this Plan to any employee of the Company or any of its Subsidiaries shall not entitle such employee to receive the grant of any other Award under this Plan.

5.        TYPE OF AWARDS

          5.1 GRANT OF OPTIONS.

              5.1.1 EFFECTIVE DATE OF OPTION GRANT. The grant of an Option pursuant to this Plan shall be deemed to have occurred on the latest of: (a) the date the Administrator announces the grant of the Option; or (b) such later date designated by the Administrator or set forth in the Stock Option Agreement.

              5.1.2. DETERMINATION OF GRANTS.

                    A. The Administrator may from time to time, in its absolute discretion:


Determine which employees (including employees, who have previously received Options or other Awards under this Plan) are to be granted Options;

Determine the number of shares to be subject to Options granted to any employee;

Determine whether such Options are to be Incentive Options or Nonqualified Options; and

Determine the other terms and conditions of such Options consistent with this Plan.

                    B. Upon the selection of an employee to be granted an Option, the Administrator shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as the Administrator deems appropriate.

                    C. An Incentive Option granted under this Plan may not be modified by the Administrator to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code without the consent of the Optionee.


              5.1.3 OTHER AWARDS. Options may be granted either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan.

              5.1.4 STOCK OPTION AGREEMENTS. Each Option granted hereunder shall be evidenced by a written Stock Option Agreement.

          5.2 AWARD OF PLAN STOCK.

              5.2.1 EFFECTIVE DATE OF AWARD. The award of Plan Stock pursuant to this Plan shall be deemed to have occurred on the latest of: (a) the date the Administrator announces the award of the Plan Stock; or (b) such later date designated by the Administrator or set forth in the Stock Agreement.

              5.2.2 DETERMINATION OF AWARDS.

                    A. The Administrator may from time to time, in its absolute discretion:

Determine which employees (including employees who have previously received other Awards under this Plan) are to be awarded Plan Stock;

Determine the purchase price, if any, payable for the Plan Stock;

Determine the period, if any, over which the Plan Stockholder's interest in the Plan Stock shall vest; provided that such period shall not be longer than five
(5) years and at least twenty percent (20%) of the interest shall vest on each anniversary of the date of issuance of the Plan Stock; provided further that the Administrator may provide in any Stock Agreement that the Plan Stock shall be fully vested on the occurrence of a Change in Control; and

Determine the other terms and conditions, consistent with this Plan, applicable to the award of the Plan Stock.

                    B. The Administrator shall establish the purchase price, if any, and the form of payment of the purchase price for the Plan Stock; provided that such purchase price shall be no less than the then par value of the Plan Stock.

                    C. Upon the selection of an employee to be awarded Plan Stock, the Administrator shall instruct the Secretary of the Company to issue such Plan Stock to the employee and may impose such conditions on the issuance of such Plan Stock as it deems appropriate.

                    D. Plan Stock may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan.

              5.2.3 OTHER AWARDS. Plan Stock may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan.

              5.2.4 STOCK AGREEMENTS. Each award of Plan Stock shall be evidenced by a written Stock Agreement.

          5.3 OTHER STOCK AWARDS. The Administrator may designate whether any grant of Plan Stock is intended to be "performance-based compensation" as that term is used in Section 162(m) of the Code. Any awards of Plan Stock designated as intended to be "performance-based compensation" shall be conditioned on the achievement of one or more performance measures established by the Administrator. For awards of Plan Stock intended to be "performancebased compensation," the grant of the Plan Stock and the establishment of the performance measures shall be made during the period required under Section 162(m) of the Code. Any award of Plan Stock as performance-based compensation shall be evidenced by a written Stock Agreement.

6.        TERMS OF OPTIONS.

          6.1 OPTION EXERCISE PRICE.

              6.1.1 ESTABLISHMENT OF EXERCISE PRICE. The price per share required to be paid upon exercise of any Option granted hereunder, whether an Incentive Option or a Nonqualified Option, shall be 100% of the Fair Market Value per share, of the Common Stock at the time of the grant of the Option.

              6.1.2 PAYMENT OF EXERCISE PRICE. The exercise price shall be payable either (a) in cash in immediately available funds, or (b) with stock of the Company valued at its then Fair Market Value. In the event that the exercise price is paid, whether in whole or in part, through the tender of shares of Common Stock already owned by the Optionee, then the Option must be exercised for a minimum of at least 100 shares, or the total number of shares subject to the outstanding Option being exercised, if less than 100 shares.

              6.1.3 EXCHANGE OF OPTIONS. Notwithstanding the foregoing, in the event that any Option is granted under this Plan in exchange for the surrender by the Optionee of another Option, the Administrator, in its discretion, may establish the exercise price under the new Option at the same price as provided in the Option which is surrendered, but only to the extent of the number of shares then subject to the Option which is surrendered.

          6.2 OPTION PERIOD. The term of any Incentive Option granted pursuant to this Plan shall not exceed five (5) years. The term of any Nonqualified Option shall not exceed ten (10) years.

          6.3 LIMITATION ON INCENTIVE OPTIONS. The aggregate Fair Market Value, as determined by the Administrator, of the shares of Common Stock with respect to which an Incentive Option granted under this Plan is exercisable for the first time by an Optionee during any calendar year shall not exceed the difference between (a) One Hundred Thousand Dollars ($100,000) and (b) the sum of the Fair Market Value, as determined by the Administrator, as of the time the Incentive Options were granted, of the shares of Common Stock covered by all Incentive Options which were granted to the Optionee under this Plan and all other incentive stock option plans of the Company and which are exercisable for the first time by the Optionee during such calendar year. If an Incentive Option is granted pursuant to which the aggregate Fair Market Value of shares with respect to which it first becomes exercisable in any calendar year exceeds such $100,000 limitation, the portion of such Option which is in excess of the $100,000 limitation shall be treated as a Nonqualified Option pursuant to
Section 422(d)(1) of the Code. This Section 6.3 is intended to comply with the provisions of Section 422 of the Code and shall be interpreted so as to comply with the provisions of such Section of the Code. Nothing in this Section 6.3 shall obligate the Company to grant Options or any additional Options to any employee under this Plan or any other stock option plan here or hereafter adopted by the Company by reason of the treatment of any Options as Nonqualified Options under this Section 6.3.

          6.4 EXERCISE; VESTING.

              6.4.1 VESTING SCHEDULE.

                    A. Options granted under this Plan (whether Incentive Options or Nonqualified Options) shall become exercisable ("vest") in accordance with such schedule as the Administrator, in its sole discretion, may deem appropriate in any particular case.

                    B. If the Administrator does not specify a different vesting schedule, Options shall vest as follows: Subject to the provisions of
          Section 6.4.1C below, the aggregate number of shares covered by the Option shall be divided by the number of years included in the term of the Option (each such year being hereinafter called an "Option Year"). The Optionee shall become entitled to purchase the number of shares of Common Stock resulting from the foregoing division as follows: (i) the first installment of shares shall become exercisable six (6) months after the date of the grant of the Option; and (ii) an additional installment shall become exercisable on the first day of each Option Year that begins thereafter.

                    C. Notwithstanding anything in the Plan to the contrary, (a) Options granted under this Plan shall vest and become exercisable over a period no longer than five (5) years and at a rate not less than twenty percent (20%) per year, and (b) no Option granted under this Plan shall be exercisable for at least six (6) months following the date of the grant of the Option.

                    D. The Administrator shall set forth the vesting schedule in the Stock Option Agreement.

          6.4.2 ACCELERATION ON CHANGE OF CONTROL. Upon the occurrence of a Change of Control, all unexercised Options then outstanding shall be and immediately become fully vested and exercisable effective as the effective date of such Change of Control. If any Options or portion thereof originally designated as Incentive Options would cease to qualify as incentive stock options under the Code as a result of the acceleration of the vesting and exercisability of such Options in accordance with the preceding sentence, then such Incentive Options or portion thereof shall be redesignated as Nonqualified Options. The Company shall use its reasonable efforts to promptly notify each Optionee upon the occurrence of a Change of Control; provided that neither the Company nor any member of the Board of Directors or the Committee shall have any liability to any Optionee solely by reason of any delay or failure to give notice of the occurrence of a Change of Control.

          6.5 EXPIRATION OF OPTIONS.

              6.5.1 TERMINATION EVENTS. Notwithstanding any other provisions of this Plan or the terms of any Stock Option Agreement to the contrary, Options granted under this Plan shall terminate in accordance with the following provisions.

                    A. TERMINATION WITH CAUSE. The Option shall terminate immediately upon the termination of the Optionee's employment with cause, as determined by the Administrator, provided that the Optionee may, within thirty (30) days after the date of the termination (but in no event after the date of expiration of the Option specified in the Stock Option Agreement), exercise the Option as to those shares with respect to which the Option was vested as of the date of termination of employment.

                    B TERMINATION WITHOUT CAUSE. The Option shall terminate immediately upon termination of the Optionee's employment without cause, as determined by the Administrator, provided that the Optionee may, within three (3) months after the date of the termination (but in no event after the date of expiration of the Option specified in the Stock Option Agreement) exercise the Option as to those shares with respect to which the Option was vested as of the date of termination of employment.


                    C DEATH OR DISABILITY. The Option shall terminate immediately upon the death or permanent disability (as defined in the Company's Incentive and Investment Profit Sharing Plan and Trust) of the Optionee while in the employ of the Company or any of its Subsidiaries; provided that the Optionee may, within twelve (12) months of the date of his/her death or disability (but in no event after the date of expiration of the Option specified in the Stock Option Agreement) exercise the Option as to those shares with respect to which the Option was vested as of the date of the Optionee's death or permanent disability.

                    D RETIREMENT (NONQUALIFIED OPTIONS). A Nonqualified Option shall terminate immediately upon retirement of the Optionee in accordance with the Company's retirement policy, provided that the Optionee may, within twelve (12) months after the date of retirement (but in no event after the date of expiration of the Option specified in the Stock Option Agreement) exercise the Nonqualified Option as to those shares with respect to which the Nonqualified Option was vested as of the date on which the Optionee retired.

              6.5.2 TRANSFER TO AND FROM SUBSIDIARIES. The transfer of an Optionee's employment from the Company to any Subsidiary or Parent, from a Subsidiary or Parent to the Company or among any of the Company Subsidiaries shall not be considered the termination of the Optionee's employment for purposes of Section 6.5.1, above.

          6.6 METHOD OF EXERCISE. Options granted pursuant to this Plan shall be exercised by delivery to the Administrator of a written notice specifying (a) the number of shares which an Optionee (or his or her personal representative) then desires to purchase, (b) the name or names in which Optionee (or his or her personal representative) desires to have the shares issued, and (c) whether the Options being exercised are Incentive Options or Nonqualified Options. Said notice shall be accompanied by full payment of the aggregate exercise price of such Options immediately available funds (or stock of the Company). The Company or its designated agent shall, as soon as practicable thereafter, issue and deliver to the Optionee and/or any other persons designated in the notice of exercise, the necessary certificate or certificates evidencing the number of shares of Optioned Stock purchased (excluding any fractional shares), in the name of the Optionee and/or in the name of the other persons designated in the notice of exercise. The Optionee may designate in the notice of exercise that some or all of the shares to be issued upon such exercise shall be issued in the name of Optionee's spouse, the trustee of a revocable trust in which Optionee and his or her spouse are the sole primary beneficiaries, Optionee's prior spouse, or any combination of the foregoing. Notwithstanding anything herein to the contrary, Optionee may not designate in the notice of exercise that any of the shares of Optioned Stock shall be issued to Optionee's prior spouse unless such issuance is to be made pursuant to a domestic relations order as defined in the Code or Title I of the Employee Income Retirement Security Act, or the rules thereunder. The Administrator may rely on a representation of the person exercising the Option, or such other evidence as the Administrator deems appropriate, for purposes of determining the propriety of the exercise of any Option and the compliance of such exercise with the terms of this Plan and any applicable Stock Option Agreement. The Administrator shall have no obligation to independently investigate the propriety of the exercise of any Option or the compliance of such exercise with the terms of this Plan or any applicable Stock Option Agreement.

          6.7 RELOAD FEATURES.

              6.7.1 GRANT OF RELOAD OPTIONS. Whenever the holder of any Option (the "Original Option") outstanding under this Plan (whether an Incentive Option or a Nonqualified Option, and including any Reload Options granted under the provisions of this Section 6.7 or Section 8 below) exercises the Original Option and makes payment of the exercise price by tendering shares of the Common Stock of the Company previously held by him or her, then the holder of that Option shall be entitled to receive and the Company shall grant to the holder a new Option (the "Reload Option") for that number of shares of the Common Stock which is equal to the number of shares of Common Stock tendered by the Optionee in payment of the exercise price for the Original Option. All such Reload Options granted hereunder shall be on the following terms and conditions.

                    A. EXERCISE PRICE. The exercise price per share shall be an amount equal to the Fair Market Value per share of the Common Stock, as of the date of exercise of the Original Option, as determined by the Administrator.

                    B. EXPIRATION DATE. The term of the Reload Option shall expire on the later of (i) the expiration of the term of the Original Option or (ii) five (5) years from the date of the grant of the Reload Option.

                    C. VESTING PERIOD. Any Reload Option granted under this
          Section 6.7 shall "vest" and first become exercisable one (1) year following the date of exercise of the Original Option.

                    D. OTHER TERMS. All other terms of Reload Options granted hereunder shall be identical to the terms and conditions of the Original Option, the exercise of which gives rise to the grant of the Reload

          Option. Further, subject to the limitations of Section 6.3 above, the character of the Reload Option shall be the same as the character of the Original Option, namely if the Original Option is an Incentive Option, the Reload Option shall be an Incentive Option; and if the Original Option is a Nonqualified Option, the Reload Option shall also be a Nonqualified Option.

              6.7.2 RESTRICTIONS ON RELOAD OPTIONS. Any and all Reload Options granted pursuant to this Section 6.7 (or Section 8, below) shall be subject to the following conditions and restrictions.

                    A. NO RELOAD ON EXISTING INCENTIVE OPTIONS. Notwithstanding
          Section 6.7.1, above, no Reload Option shall be granted pursuant to
          Section 6.7.3, below, upon the exercise of any Incentive Option which is outstanding as of the date as of which this Plan was originally adopted by the Board of Directors.

                    B. HOLDING PERIOD OF SHARES TENDERED. No Reload Option shall be granted pursuant to Section 6.7.1, above, unless the shares tendered upon exercise of the Original Option in payment therefore have been held by the Optionee for a period of more than six (6) months prior to the exercise of the Original Option.

                    C. HOLDING PERIOD OF ORIGINAL OPTION SHARES. If the shares of Common Stock of the Company which are issued upon exercise of the Original Option are sold within one (1) year following the exercise of the Original Option, then the Reload Option shall immediately and automatically terminate.

                    D. EXCEPTION. The holding period restrictions set forth in Sections 6.7.2B and 6.7.2C above shall not apply to an Optionee's (i) transfer of shares of Common Stock to the Company in payment of all or any portion of the exercise price upon exercise of an Option, whether an Original Option or a Reload Option, or (ii) satisfaction of his withholding obligation, if any, pursuant to Section 8 below by the withholding of shares that would otherwise be issued as a result of the exercise of an Option.

              6.7.3 "GRANDFATHER" PROVISIONS. The Company acknowledges (a) that there are outstanding options granted to employees under the Company's (i) prior employee Stock Option Plan, which plan expired in calendar year 1993, and (ii) prior Amended and Restated Restricted Stock Plan, which plan expired in calendar year 2002, and (b) that said plans contained "reload" features similar to those contained herein. To the extent that any such outstanding options under said Stock Option Plan or said Amended and Restated Restricted Stock Plan are exercised after the expiration of those plans, the Administrator may, in its sole discretion and subject to the restrictions of Section 6.7.2 above, grant to any such option holders a Reload Option under Section 6.7.1 above.

          6.8 TRANSFERABILITY OF OPTIONS.

              6.8.1 RESTRICTION ON TRANSFER. Except as specifically set forth in
Section 6.8.2 hereof, no Option or Reload Option may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of in any manner, other than by will or the laws of descent and distribution.

              6.8.2 LIMITED TRANSFERABILITY. Notwithstanding anything in Section
6.8.1 above to the contrary, a Stock Option Agreement may provide that an Optionee may transfer all or a portion of any Nonqualified Option or Nonqualified Reload Option in accordance with provisions of this Section 6.8.2. If a Stock Option Agreement permits the transfer of any Nonqualified Option or Nonqualified Reload Option, any transfer that does not comply with all of the provisions of this Section 6.8.2 and the Stock Option Agreement shall be null and void ab initio. The provisions of the Stock Option Agreements dealing with the transferability of the Options need not be identical for all Options and the provision for transferability with respect to one Option shall not require the provision for transferability with respect to any other Option. (For purposes of this Section 6.8.2, Nonqualified Options and Nonqualified Reload Options which may be transferred are referred to as "Transferable Option".)

                    A. PERMITTED TRANSFEREES. A Transferable Option may be transferred by the Optionee only to one or more of the following: (i) the Optionee's spouse, parents and lineal descendants, including adopted children (the "Immediate Family Members"); (ii) a trust established by the Optionee and with respect to which all beneficial interests are held by one or more of the Optionee, the Immediate Family Members, and a taxexempt charitable organization which has only a contingent residual interest in the trust; (iii) a partnership or limited liability company established by the Optionee and in which all beneficial interests are held by one or more of the Optionee and the Immediate Family Members; and (iv) such other persons and entities as the Administrator may specifically approve in writing after written notice from the Optionee. The Administrator may require as a condition to the transfer of any Transferable Option under this Section 6.8.2 that the transferee provide to the Administrator reasonable evidence that the proposed transferee is described in one of the foregoing clauses.

                    B. PERMITTED TRANSFERS. Any transfer of a Transferable Option under this Section 6.8.2 must be either a Donative Transfer, a transfer to a partnership or limited liability company described in clause (iii) of Section 6.8.2A above, pursuant to which the Optionee receives only his or her interest in the partnership or limited liability company, or a transfer specifically approved in writing by the Administrator after written notice from the Optionee.

                    C. MINIMUM TRANSFER. Any transfer of a Transferable Option must be with respect to not less than one hundred (100) shares of Optioned Stock and may be made only in whole number multiples of one hundred (100) shares of Optioned Stock.

                    D. NOTICE TO THE COMPANY. The Optionee shall give the Administrator at least ten (10) days prior written notice of any proposed transfer of a Transferable Option pursuant to this Section
          6.8.2 and shall include with such notice:

The name and address of the proposed transferee and a statement of the basis on which the proposed transferee is a permitted transferee under Section 6.8.2A hereof; and

The proposed transferee's written agreement to accept the Transferable Option and any shares of Common Stock acquired on exercise of the Transferable Option subject to all of the terms and conditions of this Plan and the applicable Stock Option Agreement, including the provisions dealing with the termination of the Transferable Option on the death or disability of the Optionee or the termination of the Optionee's employment with the Company or any of its Subsidiaries.

                    E. NO FURTHER TRANSFER. Notwithstanding anything in this Plan or any Stock Option Agreement to the contrary, a transferee of any Transferable Option shall not have the right to further transfer all or any portion of the Transferable Option, other than (i) by will or the laws of descent and distribution, or (ii), if the transferee is a trust, pursuant to the terms of the trust agreement by reason of the death of any settlor.

                    F. NO TRANSFER OF INCENTIVE OPTIONS. Notwithstanding anything in this Plan or any Stock Option Agreement to the contrary, an Optionee may not transfer any Incentive Option or Reload Option granted with respect to an Incentive Option other than by will or the laws of descent and distribution.

                    G. FURTHER ACTS. The Company may require as a condition to the transfer of any Transferable Option such additional information and agreements from the Optionee and the proposed transferee as the Company may deem necessary or beneficial for purposes of complying with this Section or any Applicable Law. The Administrator may delay the effective date of any transfer of a Transferable Option beyond the 10- day period described in Section 6.8.2D above so as to provide the Administrator reasonable time to resolve all questions about and conditions to the transfer of the Transferable Option.

                    H. DISCLAIMER. The Company's acceptance of any transfer of a Transferable Option shall not be considered legal or tax advice to the Optionee or the proposed transferee as to their compliance with any Applicable Law or the legal or tax consequences of such transfer or the subsequent exercise of the Transferable Option or the sale or exchange of any of the shares of Optioned Stock acquired on exercise of the Transferable Option.

              6.8.3 NO STOCKHOLDER RIGHTS. An Option holder shall not be deemed to be a stockholder of the Company with respect to Options unless and until the shares of Optioned Stock covered by the Option shall have been issued upon exercise thereof and are paid for in full.

              6.8.4 SUBSTITUTION OF OPTIONS. The Administrator may grant to an Option holder, if he or she is otherwise eligible, additional Options under this Plan or, with the consent of the Option holder, grant new Options under this Plan in lieu of any outstanding Options for a number of shares, at an exercise price and for a term which in any respect is greater or lesser than that of the earlier Option, subject to those limitations as to Options otherwise set forth herein.

              6.8.5 STOCK OPTION AGREEMENTS. The Stock Option Agreements entered into hereunder shall contain such other provisions, including, without limitation, restrictions upon the exercise of an Option, as the Administrator shall deem advisable. Incentive Option Agreements shall contain such limitations and restrictions upon the exercise of the Incentive Options as shall be necessary in order that such Incentive Options will constitute an "incentive stock option" as defined in Section 422 of the Code or to conform to any change in the law. The terms and provisions of the Stock Option Agreements need not be identical for all Options granted under the Plan.

7.        TERMS OF PLAN STOCK AWARDS.

          7.1 STOCK AGREEMENT. Plan Stock shall be issued only pursuant to a Stock Agreement, which shall be executed by the selected employee and which shall contain such terms and conditions as the Administrator shall determine consistent with this Plan.

          7.2 CONTINUED SERVICES. As consideration for the issuance of the Plan Stock, in addition to payment of any purchase price, the Plan Stockholder shall agree to remain in the employ of the Company for a period of at least one (1) year (or such shorter period as may be fixed by the Administrator) after the Plan Stock is issued. Nothing in this Plan or in any Stock Agreement shall confer on any Plan Stockholder any right to continue in the employ of the Company for any period or any particular period or shall interfere with or restrict in any way the rights of the Company to discharge any Plan Stockholder at any time for any reason whatsoever, with or without cause.

          7.3 RIGHTS AS STOCKHOLDERS. Upon delivery of the shares of Plan Stock to the Plan Stockholder, the Plan Stockholder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in the Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the Plan Stock.

          7.4 RESTRICTION ON TRANSFER. Notwithstanding anything in this Plan or any Stock Agreement to the contrary, no Plan Stockholder may sell or otherwise transfer, whether or not for value, any of the Plan Stock prior to six (6) months after the date of the award of the Plan Stock.

          7.5 RESTRICTION. All shares of Plan Stock issued under this Plan (including any shares of Common Stock and other securities issued with respect to the shares of Plan Stock as a result of stock dividends, stock splits or similar changes in the capital structure of the Company) shall be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights, transferability of the Plan Stock and restrictions based on duration of employment with the Company or any of its Subsidiaries, the performance of the Company or any of its Subsidiaries and the Plan Stockholder's performance; provided that the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of such restrictions at any time and from time to time. The restrictions, if any, imposed by the Administrator under this Section need not be identical for all Plan Stock and the imposition of any restrictions with respect to any Plan Stock shall not require the imposition of the same or any other restrictions with respect to any other Plan Stock.


          7.6 REPURCHASE OF UNVESTED PLAN STOCK. Each Stock Agreement shall provide that the Company shall have the right to repurchase from the Plan Stockholder the unvested Plan Stock upon a Termination of Employment at a cash price per share equal to the purchase price paid by the Plan Stockholder for such Plan Stock (as such price per share may be adjusted to reflect stock splits, stock dividends, recapitalization and other similar changes in the capital structure of the Company); provided that provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment without cause or following a Change In Control.

          7.7 REPURCHASE OF VESTED PLAN STOCK. In the discretion of the Administrator, the Stock Agreement may provide that the Company shall have the right to repurchase the vested Plan Stock upon a Termination of Employment at a cash price per share equal to the then Fair Market Value of the Common Stock; provided that provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment without cause or following a Change In Control.

          7.8 LEGEND. The Administrator shall cause one or more legends to be placed on certificates representing shares of Plan Stock that are subject to restrictions under Stock Agreements, which legends shall make appropriate reference to the applicable restrictions. In lieu of issuing shares of Plan Stock which are unvested, the Administrator may elect to issue such shares of Plan Stock through journal entry and to deliver the stock certificates for such shares only at such time as the Plan Stockholder's interest in such shares of Plan Stock has become vested.

8.        TAX WITHHOLDING

To the extent that the exercise of any Option or the issuance of any Plan Stock gives rise to an obligation on the part of the Company or any of its Subsidiaries to withhold any amount from the Participant's wages, the Company shall do so on such terms and in accordance with such procedures as may be required under applicable law. At the election of the Participant, withholding may be made through the surrender of shares of the Common Stock or through the withholding of shares of Common Stock which would otherwise be issued as a result of the exercise or as Plan Stock. If withholding with respect to the exercise of an Option is made through the surrender or withholding of shares of the Common Stock, the Administrator, in its sole discretion, may grant Reload Option(s), on the terms specified in Section 6.7, above, for the number of shares so surrendered or withheld.

9. SECURITIES COMPLIANCE

Awards granted pursuant to this Plan shall be subject to the requirement that if at any time the Administrator shall determine, in its discretion, that the listing, registration, or qualification of the shares covered thereby is required upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition of the grantor exercise of such Award, the grant or exercise of the Award may be delayed until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrator.

10.       ADMINISTRATION

          10.1 PROCEDURE. The Plan shall be administered by the Board of Directors or the Committee. The Committee shall consist of not less than two (2) Directors all of whom shall be Non-Employee Directors of the Company within the meaning of Rule 16b-3. Once appointed, the Committee shall continue to administer the Plan until otherwise directed by the Board of Directors. The Board of Directors may increase the size of the Committee and may appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Law. No member of the Board of Directors or the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

          10.2 POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, the Administrator shall have the authority, in its discretion, to:

              10.2.1 Select the employees to whom Options and Plan Stock may be granted or awarded hereunder;

              10.2.2 Determine whether and to what extent Options and Plan Stock are granted or awarded hereunder;

              10.2.3 Determine the number of shares of Common Stock to be covered by Options and Plan Stock granted or awarded hereunder;

              10.2.4 Determine the Fair Market Value of the Common Stock in accordance with Section 2.15 hereof;

              10.2.5 Approve forms of the Option Agreements and the Stock Agreements, which Agreements need not be identical;

              10.2.6 Determine the terms and conditions, not inconsistent with the terms of this Plan, of any award granted hereunder, including, but not limited to, the exercise price, the time or times when Options or Plan Stock may be exercised or become vested (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Plan Stock or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

              10.2.7 Construe and interpret the terms of the Plan, Awards granted under the Plan and Award Agreements;

              10.2.8 Prescribe, amend and rescind rules and regulations relating to the Plan;

              10.2.9 Modify or amend each Option or Plan Stock;

              10.2.10 Authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or the award of Plan Stock previously authorized by the Administrator;

              10.2.11 Determine the terms and restrictions applicable to Options and any Plan Stock; and

              10.2.12 Make all other determinations deemed necessary or advisable for administering the Plan.

          10.3 COMMITTEE PROCEDURE. If the Committee acts as the Administrator, the Administrator shall act pursuant to the vote or written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board of Directors. Subject to the provisions of the Plan and the directions of the Board of Directors, the Committee may establish and follow such other rules and regulations for the conduct of its business as it may deem advisable.

          10.4 PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS. The Administrator may, with the approval of the Board of Directors, employ and rely on the advice of attorneys, consultants, accountants, appraisers, brokers, or other persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Optionees, Plan Stockholders, the Company and all other interested persons. No member of the Administrator or the Board of Directors or any officer, employee or agent of the Company shall be personally liable for any action, determination or interpretation made by the Administrator in good faith with respect to this Plan, any Options or Plan Stock granted or awarded under this Plan, or any Option Agreement or Stock Agreement.

          10.5 INDEMNIFICATION. In addition to any other rights of indemnification they may have, the Administrator and the members of the Administrator shall be indemnified by the Company against reasonable expenses, including attorneys' fees and costs, incurred in connection with the defense of any claim, action, suit, or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, any Option or Plan Stock granted or awarded thereunder, or any Option Agreement or Stock Agreement, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding; provided that the foregoing indemnification shall not apply to matters as to which it shall be adjudged in such action, suit, or proceeding that the Administrator or such member is liable for gross negligence or willful misconduct in the performance of his or her duties. The indemnification provided in this Section shall be available only if, within sixty (60) days after institution of any such claim, action, suit, or proceeding, the Administrator or the member thereof seeking indemnification shall in writing offer the Company the opportunity, at its own expense, to handle and defend such claim, action, suit or proceeding.

11.       ADJUSTMENT OF SHARES

          11.1 RECAPITALIZATION OF THE COMPANY. Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to the Awards granted under the Plan, and the exercise price of such Awards, in the event of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization or like change in the capital structure of the Company. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, the determination of which in that respect shall be final, binding, and conclusive; provided that no Incentive Option granted under the Plan shall be adjusted in a manner that causes the Option to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          11.2 REORGANIZATION OR LIQUIDATION OF THE COMPANY.

              11.2.1 OPERATIVE EVENTS. In the event of (a) the complete liquidation of the Company, (b) a merger, reorganization, or consolidation of the Company with any other corporation (other than a Subsidiary of the Company) in which the Company is not the surviving corporation, or (c) the sale of all or substantially all of the Company's assets, any unexercised Options then outstanding shall be deemed canceled as of the effective date of such event as of the effective date of such event unless the surviving corporation in any such merger, reorganization or consolidation or the acquiring corporation in any such sale elects to assume the Options under the Plan or to issue substitute options in place thereof. If any Options granted under the Plan would be canceled in accordance with the foregoing, the Optionee shall have the right, exercisable during a 10-day period ending on the fifth day prior to the effective date of such liquidation, merger, reorganization, consolidation or sale, to exercise the Optionee's Option in whole or in part without regard to any installment exercise provisions in the Optionee's Stock Option Agreement. Notwithstanding anything in this Plan or any Stock Option Agreement to the contrary, the Company shall not be deemed to have been liquidated by reason of the merger or consolidation of the Company with or into a Subsidiary of the Company in a transaction in which the Company is not the surviving corporation. If any Options or portion thereof originally designated as Incentive Options would cease to qualify as incentive stock options under the Code as a result of the exercise of such Options in accordance with the preceding sentence, then such Incentive Options or portion thereof shall be redesignated as Nonqualified Options.

              11.2.2 NOTICE OF EVENT. The Company shall give each Optionee at least thirty (30) days prior written notice of the anticipated effective date of any such liquidation, merger, reorganization, consolidation or sale. Notwithstanding anything in this Plan or in any Stock Option Agreement to the contrary, (i) all Option exercises effected during the foregoing 10-day period shall be deemed to be effective immediately prior to the closing of such liquidation, merger, reorganization, consolidation or sale and (ii), if the Company abandons or otherwise fails to close any such liquidation, merger, reorganization, consolidation or sale, then (a) all exercises during the foregoing 10-day period shall cease to be effective ab initio and (b) the outstanding Options shall be exercisable as otherwise determined under the applicable Stock Option Agreement and without consideration of this Section or the corresponding provisions of any Stock Option Agreement.

12. TERM; TERMINATION; AND AMENDMENT OF THE PLAN

          12.1 TERM OF PLAN. The term of this Plan shall begin as January 22, 2002, and shall continue until January 21, 2012, unless terminated sooner in accordance with the provisions of the Plan.

          12.2 APPROVAL OF STOCKHOLDERS; EFFECTIVE DATE. The Plan shall be submitted for approval by the shareholders of the Company, which approval must occur on or prior to December 31, 2002. In the event such shareholder approval is not obtained on or before December 31, 2002, the Plan shall continue in full force and effect but shall permit the grant of only Nonqualified Options and any Incentive Options granted on or before December 31, 2002, shall remain outstanding, but automatically shall be deemed to be Nonqualified Options.

          12.3 AMENDMENT AND TERMINATION OF THE PLAN.

              12.3.1 AMENDMENT AND TERMINATION. The Board of Directors may at any time amend, alter, suspend or terminate the Plan.

              12.3.2 STOCKHOLDER APPROVAL. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Section 422 of the Code (or any successor rule or statute) or other Applicable Law, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted. Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Law.

              12.3.3 EFFECT OF AMENDMENT OR TERMINATION. No Award may be granted during any suspension, or after termination, of this Plan. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee or Plan Stockholder, unless mutually agreed otherwise between the Optionee or the Plan Stockholder and the Administrator, which agreement must be in writing and signed by the Optionee or the Plan Stockholder and the Company.

              12.3.4 LIMITS ON AMENDMENTS. This Plan may not, without approval of the stockholders of the Company, be amended in any manner that will cause Incentive Options issued under it tofail to meet the requirements of Incentive Options as defined in Section 422 of the Code, or to change the maximum number of shares which any one person may receive.

--------------------------------------------------------------------------------

                                                                  DIRECTION CARD

                             PACIFIC CAPITAL BANCORP
                             -----------------------


    PACIFIC CAPITAL BANCORP INCENTIVE & INVESTMENT AND SALARY SAVINGS PLAN AND PACIFIC CAPITAL BANCORP EMPLOYEE STOCK OWNERSHIP PLAN

TO: CIGNA RETIREMENT AND INVESTMENT SERVICES, TRUSTEE FOR THE PACIFIC CAPITAL
    BANCORP INCENTIVE & INVESTMENT AND SALARY SAVINGS PLAN

    SANTA BARBARA BANK & TRUST, TRUSTEE FOR THE PACIFIC CAPITAL BANCORP EMPLOYEE STOCK OWNERSHIP PLAN

You are hereby directed to vote, with respect to the proposals listed on the other side of this Direction Card, the number of shares of Pacific Capital Bancorp Common Stock held for my account in the Pacific Capital Bancorp Incentive & Investment and Salary Savings Plan and/or the Employee Stock Ownership Plan (the "Plans") at the Annual Meeting of Shareholders of Pacific Capital Bancorp to be held on April 23, 2002, or any adjournment thereof, as follows:

To vote in accordance with the Board of Directors' recommendations, check the boxes FOR each proposal listed on the other side, then sign, date and return this card. Please vote in accordance with the instructions on the reverse side of this card by April 17, 2002. If you do not properly vote by that date, the Trustees for the Plans will vote your shares at their discretion.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR VOTE BY PHONE (SEE INSTRUCTIONS ON REVERSE SIDE).


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)
--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                            ^ Pacific Capital Bancorp

                         ANNUAL MEETING OF SHAREHOLDERS


                                 APRIL 23, 2002
                                   2:00 P.M.
                                 LOBERO THEATRE
                              33 E. CANON PERDIDO
                           SANTA BARBARA, CALIFORNIA







--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.                                                    PLEASE MARK
                                                                                                                  YOUR VOTES AS  /X/
                                                                                                                  INDICATED IN
                                                                                                                  THIS EXAMPLE

1. Election of    01 Edward E. Birch             05 D. Vernon Horton       09 Richard A. Nightingale
   Directors:     02 Richard M. Davis            06 Roger C. Knopf         10 Kathy J. Odell
                  03 Richard S. Hambleton, Jr.   07 Clayton C. Larson      11 David W. Spainhour
                  04 Dale E. Hanst               08 Gerald T. McCullough   12 William S. Thomas, Jr.

                               VOTE FOR         VOTE WITHHELD
                             all nominees     from all nominees
                                 / /                  / /

                                                                                                             FOR   AGAINST   ABSTAIN
                                                                         2. Approve the 2002 Stock Plan      / /     / /       / /

                                                                                                             FOR   AGAINST   ABSTAIN
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY                     3. Shareholder ratification of      / /     / /       / /
INDIVIDUAL NOMINEE, WRITE THE NUMBER(S) OF THE    ------------------        Board of Directors' selection
NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)     ------------------        of Arthur Andersen, LLP as
                                                                            independent certified public
                                                                            accountants.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR,
IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.                                         Address Change? Mark Box
                                                                                                   Indicate changes below       / /


                                                                                      Dated                                   , 2002
                                                                                            ----------------------------------

                                                                                      ----------------------------------------------
                                                                                                        Signature

                                                                                      ----------------------------------------------
                                                                                                 Signature if held jointly


                                                                                      Please sign exactly as name appears on this
                                                                                      card. If stock is held jointly, each holder
                                                                                      should sign. When signing as attorney,
                                                                                      executor, administrator,  trustee, or
                                                                                      guardian, please give full title as such. If a
                                                                                      corporation, please sign in full corporate
                                                                                      name by President or other authorized officer.
                                                                                      If a partnership, please sign in partnership
                                                                                      name by authorized person.


------------------------------------------------------------------------------------------------------------------------------------
                                                ^ FOLD AND DETACH HERE ^


                                               VOTE BY TELEPHONE OR MAIL
                                             24 HOURS A DAY, 7 DAYS A WEEK


                                 TELEPHONE VOTING IS AVAILABLE THROUGH 4PM EASTERN TIME
                                        THE BUSINESS DAY PRIOR TO ANNUAL MEETING DAY.



                  YOUR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER
                                   AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.


            ------------------------------------                        ------------------------------------
                        TELEPHONE                                                      MAIL
                     1-800-435-6710
            Use any touch-tone telephone to                                     Mark, sign and date
            vote your proxy. Have your proxy                                      your proxy card
            card in hand when you call. You will            OR                          and
            be prompted to enter your control                                    return it in the
            number, located in the box below,                                  enclosed postage-paid
            and then follow the directions given.                                     envelope.

            ------------------------------------                        ------------------------------------

                                          IF YOU VOTE YOUR PROXY BY TELEPHONE,
                                       YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                           PROXY

                             PACIFIC CAPITAL BANCORP
                             -----------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                FOR USE AT THE ANNUAL MEETING ON APRIL 23, 2002.

     By signing this proxy, you revoke all prior proxies and appoint David W. Spainhour, William S. Thomas and Jay D. Smith, and each of them, as Proxy Holders, each with the power to act separately and to appoint his substitute, and hereby authorize them to represent and to vote, as designated on the reverse side, all the shares of common stock of Pacific Capital Bancorp held of record by the undersigned on February 22, 2002, on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR VOTE BY PHONE (SEE INSTRUCTIONS ON REVERSE SIDE).


                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^




                             PACIFIC CAPITAL BANCORP
                             -----------------------


                         ANNUAL MEETING OF SHAREHOLDERS



                                 APRIL 23, 2002
                                    2:00 P.M.
                                 LOBERO THEATRE
                               33 E. CANON PERDIDO
                            SANTA BARBARA, CALIFORNIA












--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.                                                    PLEASE MARK
                                                                                                                  YOUR VOTES AS  /X/
                                                                                                                  INDICATED IN
                                                                                                                  THIS EXAMPLE

1. Election of    01 Edward E. Birch             05 D. Vernon Horton       09 Richard A. Nightingale
   Directors:     02 Richard M. Davis            06 Roger C. Knopf         10 Kathy J. Odell
                  03 Richard S. Hambleton, Jr.   07 Clayton C. Larson      11 David W. Spainhour
                  04 Dale E. Hanst               08 Gerald T. McCullough   12 William S. Thomas, Jr.

                               VOTE FOR         VOTE WITHHELD
                             all nominees     from all nominees
                                 / /                  / /

                                                                                                             FOR   AGAINST   ABSTAIN
                                                                         2. Approve the 2002 Stock Plan      / /     / /       / /

                                                                                                             FOR   AGAINST   ABSTAIN
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY                     3. Shareholder ratification of      / /     / /       / /
INDIVIDUAL NOMINEE, WRITE THE NUMBER(S) OF THE    ------------------        Board of Directors' selection
NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)     ------------------        of Arthur Andersen, LLP as
                                                                            independent certified public
                                                                            accountants.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR,
IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.                                         Address Change? Mark Box
                                                                                                   Indicate changes below       / /


                                                                                      Dated                                   , 2002
                                                                                            ----------------------------------

                                                                                      ----------------------------------------------
                                                                                                        Signature

                                                                                      ----------------------------------------------
                                                                                                 Signature if held jointly


                                                                                      Please sign exactly as name appears on this
                                                                                      card. If stock is held jointly, each holder
                                                                                      should sign. When signing as attorney,
                                                                                      executor, administrator,  trustee, or
                                                                                      guardian, please give full title as such. If a
                                                                                      corporation, please sign in full corporate
                                                                                      name by President or other authorized officer.
                                                                                      If a partnership, please sign in partnership
                                                                                      name by authorized person.


------------------------------------------------------------------------------------------------------------------------------------
                                                ^ FOLD AND DETACH HERE ^


                                               VOTE BY TELEPHONE OR MAIL
                                             24 HOURS A DAY, 7 DAYS A WEEK


                                 TELEPHONE VOTING IS AVAILABLE THROUGH 4PM EASTERN TIME
                                        THE BUSINESS DAY PRIOR TO ANNUAL MEETING DAY.



                  YOUR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER
                                   AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.


            ------------------------------------                        ------------------------------------
                        TELEPHONE                                                      MAIL
                     1-800-435-6710
            Use any touch-tone telephone to                                     Mark, sign and date
            vote your proxy. Have your proxy                                      your proxy card
            card in hand when you call. You will            OR                          and
            be prompted to enter your control                                    return it in the
            number, located in the box below,                                  enclosed postage-paid
            and then follow the directions given.                                     envelope.

            ------------------------------------                        ------------------------------------

                                          IF YOU VOTE YOUR PROXY BY TELEPHONE,
                                       YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

------------------------------------------------------------------------------------------------------------------------------------